As filed with the Securities and Exchange Commission on February 17, 2023

Securities Act File No. 333-XX

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ⬜

Post-Effective Amendment No. ⬜

VANGUARD STAR® FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

________________________

P.O. Box 2600, Valley Forge, PA 19482

(Address of Principal Executive Office)

Registrant's Telephone Number (610) 669-1000

________________________

Anne E. Robinson, Esquire

P.O. Box 876

Valley Forge, PA 19482

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

Title of securities being registered: Vanguard LifeStrategy® Moderate Growth Fund Investor Shares

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due in reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed this filing will become effective on March 20, 2023, pursuant to Rule 488 under the Securities Act of 1933.

IMPORTANT NEWS FOR SHAREHOLDERS

Vanguard Managed Allocation Fund is to be reorganized into Vanguard LifeStrategy Moderate Growth Fund on or about May 19, 2023. The first few pages of this booklet highlight key points about this reorganization.

The reorganization does not require shareholder approval, and you are not being asked to vote.

We do, however, ask that you review the enclosed combined information statement/prospectus, which contains information about the combined fund, outlines the differences between your fund and the combined fund, and provides details about the terms and conditions of the reorganization.

KEY POINTS ABOUT THE REORGANIZATION

Purpose of the Reorganization

The purpose of the reorganization is to combine Vanguard Managed Allocation Fund (the "Managed Allocation Fund") with and into Vanguard LifeStrategy Moderate Growth Fund (the "LifeStrategy Moderate Growth Fund," and together with the Managed Allocation Fund, the "Funds").

The Managed Allocation Fund was initially introduced in 2008 as Vanguard Managed Payout Growth and Distribution Fund. The Managed Allocation Fund currently offers Investor Shares. The investment objective of the Managed Allocation Fund is to seek to deliver a targeted inflation-adjusted return through long-term capital appreciation and moderate income. The Managed Allocation Fund invests in other Vanguard mutual funds and other investments according to an asset allocation strategy designed to provide shareholders with capital appreciation and income from their investments in the Fund.

The LifeStrategy Moderate Growth Fund, which has a significantly larger asset base than the Managed Allocation Fund, launched its Investor Shares in 1994. The investment objective of the LifeStrategy Moderate Growth Fund is to provide capital appreciation and a low to moderate level of current income. The LifeStrategy Moderate Growth Fund invests in other Vanguard mutual funds according to an asset allocation strategy that reflects an allocation of approximately 60% of the Fund's assets to common stocks and 40% to fixed income securities.

The Managed Allocation Fund shareholders should experience certain benefits from becoming shareholders of the LifeStrategy Moderate Growth Fund, including a lower expense ratio, and the reorganization would create a larger combined fund (the "Combined Fund") that has similar asset class exposure with comparable asset allocations (albeit with some differences) and a similar risk profile.

Lower Costs for Shareholders

For the fiscal year ended December 31, 2022, the Managed Allocation Fund had an expense ratio of 0.27%1 for Investor Shares, of which 0.18% represents the operating expenses of Managed Allocation Fund's underlying funds. This translates into an annual cost to shareholders of $27 for each $10,000 invested, or $18 for each $10,000 invested if only considering the operating expenses of the underlying funds. For the fiscal year ended October 31, 2022, the LifeStrategy Moderate Growth Fund had an expense ratio of 0.13% for Investor Shares, which translates into an annual cost to shareholders of $13 for each $10,000 invested and is approximately 52%2 lower than the expense ratio of the Managed Allocation Fund.

Comparison of Investment Objectives, Investment Strategies, and Risks

The Managed Allocation Fund and the LifeStrategy Moderate Growth Fund have similar investment objectives. The Managed Allocation Fund seeks to deliver a targeted inflation-adjusted return through long-term capital appreciation and moderate income, while the LifeStrategy Moderate Growth Fund seeks to provide capital appreciation and a low to moderate level of current income. Both Funds seek to meet their investment objectives by investing in other Vanguard mutual funds, although the Managed Allocation Fund invests in a different combination of underlying funds (including underlying funds in which the LifeStrategy Moderate Growth Fund does not invest) and may also invest in other investments, including stocks, bonds, cash, inflation-linked investments, and selected other investments.

1Excluding borrowing and dividend expenses on securities sold short by certain underlying funds, the Total Annual Fund Operating Expenses of the Managed Allocation Fund are 0.18%.

2Excluding borrowing and dividend expenses on securities sold short by certain underlying funds of the Managed Allocation Fund, the LifeStrategy Moderate Growth Fund's expense ratio is 28% lower than the expense ratio of the Managed Allocation Fund.

The Funds have identical fundamental policies except with respect to their investment objectives. The Managed Allocation Fund's investment objective is not fundamental, and therefore any change thereto does not require shareholder approval. The LifeStrategy Moderate Growth Fund's investment objective is fundamental, and therefore any material change thereto would require shareholder approval. The Funds are classified as diversified within the meaning of the Investment Company Act of 1940.

The Funds share many of the same principal risks, which include the following stock risks: stock market risk, currency risk, and county/regional risk. Both Funds are also subject to asset allocation risk and the following bond risks: interest rate risk, income risk, credit risk, call risk, country/regional risk, and currency hedging risk. However, because the Managed Allocation Fund invests in a different combination of underlying funds (including underlying funds in which the LifeStrategy Moderate Growth Fund does not invest), the Managed Allocation Fund is also subject to the following principal risks (which are not principal risks of the LifeStrategy Moderate Growth Fund): manager risk; stock-related risks of REIT stock risk, currency hedging risk, and emerging markets risk; the bond-related risk of event risk; inflation-linked investment risk; commodity-linked investment risk; market neutral investment risk; absolute return investing risk; and derivatives risk.

Comparison of Investment Performance

As shown in the following table, the average annual total returns of the Investor Shares of the LifeStrategy Moderate Growth Fund have been lower than those of the Investor Shares of the Managed Allocation Fund for the one-year and five-year period ending December 31, 2022. However, the average annual total returns of the Investor Shares of LifeStrategy Moderate Growth Fund over the past ten years have been slightly higher than those of the Investor Shares of the Managed Allocation Fund. Also shown are the average annual total returns of the Funds' composite benchmarks, the Managed Allocation Composite Index for the Managed Allocation Fund and the Moderate Growth Composite Index for the LifeStrategy Moderate Growth Fund.

Average Annual Total Returns1 for Periods Ended December 31, 20222

	One Year	Five Years	Ten Years
Managed Allocation Fund	-9.13%	3.81%	5.99%
Investor Shares
LifeStrategy Moderate Growth Fund	-16.00%	3.58%	6.05%
Investor Shares
Managed Allocation Composite Index3,4	-14.22%	4.29%	6.02%
Moderate Growth Composite Index3	-15.45%	4.01%	6.39%

1 Returns shown are before taxes and net of fees.

2 Keep in mind that the Funds' past performance does not indicate how they will perform in the future. Actual future performance may be higher or lower than the performance shown.

3 This reflects no deduction for fees, expenses, or taxes.

4 Prior to May 21, 2020, the name of the composite index was Managed Payout Composite Index.

Investment Advisory and Service Arrangements

The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard funds, serves as advisor to the Managed Allocation Fund through its Quantitative Equity Group and to the LifeStrategy Moderate Growth Fund

through its Equity Index Group. Vanguard also serves as investment advisor for each of the underlying funds.

Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. The Funds obtain virtually all of their corporate management, administrative, and distribution services through Vanguard. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the Funds, subject to Vanguard's oversight.

All of these services are provided at Vanguard's total cost of operations pursuant to the Fifth Amended and Restated Funds' Service Agreement (the "Funds' Service Agreement"). Vanguard was established and operates under the Funds' Service Agreement. Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment.

The Funds' Service Agreement provides that the Funds will not contribute to Vanguard's capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. In addition, the Funds' Service Agreement further provides that the Funds' direct expenses, such as legal, auditing, and custodial fees, may be offset, in whole or in part, by (1) the Funds' contributions to the cost of operating the underlying funds in which the Funds invest and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operations. Accordingly, all expenses for services provided by Vanguard to the Funds and all other expenses incurred by the Funds are expected to be borne by the underlying funds. The Funds' shareholders bear the fees and expenses associated with the Funds' investments in the underlying funds.

How the Reorganization Will Occur and How It Will Affect Your Account

The Board of Trustees of the Managed Allocation Fund approved the reorganization on February 9, 2023. No vote or action is required by either the Managed Allocation Fund's shareholders or the LifeStrategy Moderate Growth Fund's shareholders to approve or implement the reorganization.

Because applicable legal requirements do not require shareholder approval and the Board of Trustees has determined that the reorganization is in the best interests of the Managed Allocation Fund and its shareholders, shareholders are not being asked to vote on the reorganization (although you may redeem your shares at any time prior to the reorganization).

In the reorganization, Investor Shares of the Managed Allocation Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the LifeStrategy Moderate Growth Fund. Your account registration and account options will be the same, unless you alter them. In addition, your aggregate tax basis in your shares will remain the same. The Managed Allocation Fund will stop accepting purchase requests approximately two business days before the reorganization is scheduled to occur. If you place a purchase order directly or through an intermediary during this period before the closing, then it will be rejected.

Tax-Free Nature of the Reorganization

The proposed exchange of shares is expected to be accomplished on a tax-free basis. Accordingly, we anticipate that the Managed Allocation Fund shareholders will not realize any capital gains or losses directly from this exchange. However, you should pay close attention to these important points:

•Final distribution(s). Prior to the reorganization, the Managed Allocation Fund will distribute to its shareholders any remaining undistributed net income and/or realized capital gains. This distribution(s) will be taxable to Managed Allocation Fund shareholders as ordinary income or capital gains, as applicable. As discussed below in "Information About the Reorganization – Pre-Reorganization Sales of Portfolio Assets and Liquidation of Vanguard Alternative Strategies Fund," this distribution(s) will include any net realized capital gains (which could be substantial) resulting from the Managed Allocation Fund restructuring its portfolio in anticipation of the reorganization.

•Payments of distributions. Following the reorganization, Managed Allocation Fund shareholders will participate fully in the distributions, if any, made for the LifeStrategy Moderate Growth Fund.

•Cost basis. Following the reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Managed Allocation Fund and the LifeStrategy Moderate Growth Fund. Vanguard will provide certain cost basis information in connection with the reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com shortly after the reorganization.

Shareholders should contact their tax advisors concerning the tax consequences of the reorganization and evaluate their individual cost basis and any potential tax liability resulting from investment decisions related to the reorganization, including redeeming their Managed Allocation Fund shares or exchanging them for shares of another fund. If you choose to redeem your shares before the reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction.

Whom to Call If You Have Any Questions

Please call Vanguard toll-free at 877-662-7447 if you have any questions about the reorganization.

COMBINED INFORMATION STATEMENT/PROSPECTUS

VANGUARD MANAGED ALLOCATION FUND,

A SERIES OF VANGUARD VALLEY FORGE FUNDS

TO BE REORGANIZED WITH AND INTO

VANGUARD LIFESTRATEGY® MODERATE GROWTH FUND,

A SERIES OF VANGUARD STAR® FUNDS

INTRODUCTION

Proposal Summary. This combined information statement/prospectus describes the reorganization of Vanguard Managed Allocation Fund (the "Managed Allocation Fund") with and into Vanguard LifeStrategy Moderate Growth Fund (the "LifeStrategy Moderate Growth Fund," and together with the Managed Allocation Fund, the "Funds"). Both Funds seek to meet their investment objectives by investing in other Vanguard mutual funds, although the Managed Allocation Fund invests in a different combination of underlying funds (including underlying funds in which the LifeStrategy Moderate Growth Fund does not invest) and may also invest in other investments, including stocks, bonds, cash, inflation-linked investments, and selected other investments. The investment objective of the Managed Allocation Fund is to seek to deliver a targeted inflation-adjusted return through long-term capital appreciation and moderate income. The investment objective of the LifeStrategy Moderate Growth Fund is to provide capital appreciation and a low to moderate level of current income, which it seeks to accomplish by investing in other Vanguard mutual funds according to an asset allocation strategy that reflects an allocation of approximately 60% of the Fund's assets to common stocks and 40% to fixed income securities. The Managed Allocation Fund shareholders should experience certain benefits from becoming shareholders of the LifeStrategy Moderate Growth Fund, including a lower expense ratio, and the reorganization would create a larger combined fund that has similar asset class exposure with comparable asset allocations (albeit with some differences) and a similar risk profile.

The reorganization involves a few basic steps. First, the Managed Allocation Fund will transfer substantially all of its assets and all of its liabilities to the LifeStrategy Moderate Growth Fund in exchange for Investor Shares of the LifeStrategy Moderate Growth Fund. Simultaneously, the Managed Allocation Fund will distribute such shares to its shareholders and the LifeStrategy Moderate Growth Fund will open an account for each shareholder, crediting it with an amount of the Investor Shares of the LifeStrategy Moderate Growth Fund equal in value to the Investor Shares of the Managed Allocation Fund owned by each shareholder at the time of the reorganization. These steps together are referred to in this combined information statement/prospectus as the "Reorganization." Thereafter, the Managed Allocation Fund will be dissolved, wound up, and terminated in accordance with its Declaration of Trust and applicable law. The LifeStrategy Moderate Growth Fund will be the surviving fund for accounting purposes.

NO ACTION ON YOUR PART IS REQUIRED TO EFFECT THE REORGANIZATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The address for each Fund is P.O. Box 2600, Valley Forge, PA 19482, and the telephone number is 610-669-1000 or 800-662-7447. The Managed Allocation Fund is a series of Vanguard Valley Forge Funds, which is a Delaware statutory trust, and the LifeStrategy Moderate Growth Fund is a series of Vanguard STAR Funds, which is a Delaware statutory trust.

Read and Keep These Documents. Please read this entire combined information statement/prospectus along with the enclosed summary prospectus of the LifeStrategy Moderate Growth Fund, dated February XX, 2023. The prospectus sets forth concisely the information about the LifeStrategy Moderate Growth Fund that a prospective investor ought to know before investing. These documents contain information that is important to you, and you should keep them for future reference.

Additional Information Is Available. The LifeStrategy Moderate Growth Fund's prospectus dated February 25, 2022, as supplemented on December 5, 2022, and Statement of Additional Information (the "SAI") dated February 25, 2022, as supplemented on March 8, 2022, contains important information about the LifeStrategy Moderate Growth Fund. Each has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated into this combined information statement/prospectus by reference. In addition, the Managed Allocation Fund's prospectus dated April 29, 2022, as supplemented on December 5, 2022, and SAI dated April 29, 2022, as supplemented on September 30, 2022, are incorporated by reference into and are considered part of this combined information statement/prospectus. The Statement of Additional Information relating to the Reorganization dated March 20, 2023, is also incorporated by reference into this combined information statement/prospectus. The LifeStrategy Moderate Growth Fund's annual report for the fiscal year ended October 31, 2022 is incorporated by reference into this combined information statement/prospectus. The Managed Allocation Fund's annual report for the fiscal year ended December 31, 2021, and semiannual report for the fiscal period ended June 30, 2022, are incorporated by reference into this combined information statement/prospectus. You can obtain copies of these documents without charge by calling Vanguard at 800-662-7447; by writing to us at P.O. Box 2600, Valley Forge, PA 19482-2600; or by visiting the EDGAR database on the SEC's website  ( www.sec.gov ) .

This combined information statement/prospectus is first expected to be sent to shareholders on or about March 28, 2023.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED INFORMATION STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this combined information statement/prospectus is March 20, 2023.

TABLE OF CONTENTS
SUMMARY ................................................................................................................................................................	10
MORE ON THE FUNDS ............................................................................................................................................	20
INFORMATION ABOUT THE REORGANIZATION..............................................................................................	37
FINANCIAL HIGHLIGHTS.......................................................................................................................................	41
INVESTING WITH VANGUARD.............................................................................................................................	42
ADDITIONAL INFORMATION ABOUT THE FUNDS ..........................................................................................	54
GENERAL INFORMATION......................................................................................................................................	56
APPENDIX A ...........................................................................................................................................................	A-1
APPENDIX B............................................................................................................................................................	B-1

SUMMARY

This section summarizes key features and consequences of the reorganization (the "Reorganization").

The Reorganization. At a meeting on February 9, 2023, the Board of Trustees for each Fund approved an Agreement and Plan to combine the Managed Allocation Fund with and into the LifeStrategy Moderate Growth Fund. The Agreement and Plan calls for the Managed Allocation Fund to transfer substantially all of its assets and all of its liabilities to the LifeStrategy Moderate Growth Fund in exchange for Investor Shares of the LifeStrategy Moderate Growth Fund. Shareholders of the Managed Allocation Fund will receive distributions from the LifeStrategy Moderate Growth Fund of Investor Shares equivalent in value to their investments at the time of the Reorganization. The closing of the Reorganization is currently expected to occur on or about May 19, 2023. The Managed Allocation Fund will then be dissolved, wound up, and terminated. The Reorganization will result in an exchange of Investor Shares in the Managed Allocation Fund for new Investor Shares of the LifeStrategy Moderate Growth Fund, and it is expected to occur on a tax-free basis. The Board of Trustees of each Fund has concluded that the Reorganization is in the best interests of the respective Fund and will not dilute the interests of the respective Fund's shareholders.

Reasons for the Reorganization and Boards of Trustees Approval. As a result of decreasing investor interest in and shareholder outflows from the Managed Allocation Fund (i.e., -$33 million and -$632 million over the past one- and three-years, respectively), Vanguard proposed the reorganization of the Managed Allocation Fund with and into the LifeStrategy Moderate Growth Fund, which would create a larger combined fund (the "Combined Fund"). Both Funds have similar investment objectives that they pursue by investing in other Vanguard mutual funds, although the Managed Allocation Fund invests in a different combination of underlying funds (including underlying funds in which the LifeStrategy Moderate Growth Fund does not invest) and may also invest in other investments, including stocks, bonds, cash, inflation-linked investments, and selected other investments. Because the Funds invest in other funds, rather than solely in individual securities, each Fund is considered a Fund of Funds. The Funds also have similar investment strategies and many of the same investment risks, although the Managed Allocation Fund has different investment strategies and risks related to the component of its investment objective to deliver an inflation-adjusted return. The Funds have similar asset class exposure with comparable asset allocations (albeit with some differences) and a similar risk profile. The Reorganization will also result in a lower expense ratio for the Managed Allocation Fund shareholders.

Tax-Free Reorganization. It is expected that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Funds will receive a favorable opinion from legal counsel to that effect. Please see "Information About the Reorganization - Tax-Free Reorganization" for additional information.

Overview of the Reorganization. Below is a comparison of the investment objectives, principal investment strategies, investment risks, other investment policies and risks, performance history, fees and expenses, and management of the Funds, among other things. The information below is only a summary; for more detailed information, please see the rest of this combined information statement/prospectus and each Fund's prospectus and SAI. References to "we" refer to Vanguard.

Comparison of Investment Objectives and Principal Investment Strategies

The investment objectives of the Funds are similar in that they both seek to provide capital appreciation and income, although the Managed Allocation Fund's investment objective seeks to deliver an inflation-adjusted return.

To achieve the investment objectives, both Funds invest in Vanguard mutual funds. However, the Managed Allocation Fund invests in a different combination of underlying funds (including underlying funds in which the LifeStrategy Moderate Growth Fund does not invest) and may also invest in other investments, including stocks, bonds, cash, inflation-linked investments, and selected other investments. The primary difference between the Funds is that the LifeStrategy Moderate Growth Fund does not have exposure to liquid alternatives, which may have different performance outcomes in certain market conditions.

Each Fund's investment objective and principal investment strategies are set out below:

Vanguard Managed Allocation Fund	Vanguard LifeStrategy
Moderate Growth Fund
Investment	The Managed Allocation Fund seeks to deliver a	The LifeStrategy Moderate Growth Fund seeks
Objective	targeted inflation-adjusted return through long-	to provide capital appreciation and a low to
term capital appreciation and moderate income.	moderate level of current income.

Principal	The Managed Allocation Fund invests in	The LifeStrategy Moderate Growth Fund invests
Investment	Vanguard mutual funds and other investments	in a mix of Vanguard mutual funds according to
Strategies	according to an asset allocation strategy designed	an asset allocation strategy that reflects an
to provide shareholders with capital appreciation	allocation of approximately 60% of the Fund's
and income from their investments in the Fund.	assets to common stocks and 40% to fixed
The Fund may allocate its assets across a broadly	income securities.
diversified selection of opportunities—such as	The LifeStrategy Moderate Growth Fund's
stocks (including stocks issued by real estate
investment trusts (REITs)), bonds, cash,	indirect stock holdings are a diversified mix of
inflation-linked investments, and selected other	U.S. and foreign large-, mid-, and small-
investments—in proportions that reflect the	capitalization stocks. The Fund's indirect fixed
advisor's evaluation of their expected returns and	income holdings are a diversified mix of short-,
risks as an integrated whole. The advisor uses	intermediate-, and long-term U.S. government,
quantitative analysis and professional judgment	U.S. agency, and investment-grade U.S.
in an attempt to combine complementary asset	corporate bonds; mortgage-backed and asset-
classes and investments across the risk/reward	backed securities; and government, agency,
spectrum. The exact proportion of each asset	corporate, and securitized investment-grade
class or investment may be changed to reflect	foreign bonds issued in currencies other than the
shifts in the advisor's risk and return	U.S. dollar (but hedged by Vanguard to minimize
expectations. Although the Fund has flexibility to	foreign currency exposure).
invest	substantially in	a	single asset class	or	As of December 31, 2022, the allocation to each
investment, the	Fund	is	generally expected	to
underlying fund was as follows:
allocate its assets across multiple asset classes

and investments, including the following: stocks,	•	Vanguard Total Stock Market Index
bonds	and cash, inflation-linked investments,
Fund – 35.90%
market	neutral	investments, absolute return
•	Vanguard Total Bond Market II Index
investing, and	commodity-linked investments,
Fund – 27.63%
which are described in more detail under More
• Vanguard Total International Stock Index
on the Funds. As of December 31, 2022, the
allocation to each underlying fund was as	Fund – 24.56%
follows:	• Vanguard Total International Bond II Index
Fund – 11.91%

•Vanguard Total International Stock Index Fund – 21.49%

•Vanguard Total Stock Market Index Fund – 16.85%

•Vanguard Total Bond Market II Index Fund – 11.77%

•Vanguard Alternative Strategies Fund – 6.05%

•Vanguard Commodity Strategy Fund – 6.00%

•Vanguard Ultra-Short-Term Bond Fund – 5.98%

•Vanguard Value Index Fund – 5.56%

•Vanguard Market Neutral Fund – 4.94%

•Vanguard Small-Cap Value Index Fund – 4.52%

•Vanguard Dividend Appreciation Index Fund – 3.52%

•Vanguard High Dividend Yield Index Fund – 3.01%

•Vanguard Emerging Markets Bond Fund – 2.98%

•Vanguard Global Minimum Volatility Fund – 2.58%

•Vanguard Total International Bond Index Fund – 2.44%

•Vanguard Emerging Markets Stock Index Fund – 2.32%

Comparison of Principal Risks

The Funds are subject to many of the same principal risks, resulting from their investments in the same underlying Vanguard funds. However, because the Managed Allocation Fund invests in a different combination of underlying funds (including underlying funds in which the LifeStrategy Moderate Growth Fund does not invest), the Managed Allocation Fund is subject to additional principal risks. Principal risks impacting the Funds include the following:

Principal Risk	Vanguard Managed	Vanguard LifeStrategy
	Allocation Fund	Moderate Growth Fund

Asset allocation risk	✓	✓

Stock market risk	✓	✓

Country/regional risk	✓	✓

Currency risk	✓	✓

Interest rate risk	✓	✓

Credit risk	✓	✓

Income risk	✓	✓

Call risk	✓	✓

Currency hedging risk	✓	✓

Manager risk	✓

REIT stock risk	✓

Currency hedging risk (related to	✓
investment in underlying stock funds)

Emerging markets risk	✓

Event risk	✓

Inflation-linked investment risk	✓

Commodity-linked investment risks	✓

Market neutral investment risk	✓

Absolute return investing risk	✓

Derivatives risk	✓

Both Funds are subject to asset allocation risk. For the LifeStrategy Moderate Growth Fund, asset allocation risk is the chance that the selection of underlying funds, and the allocation of a high percentage of assets to a relatively few number of underlying funds, may cause the Fund to be hurt disproportionately by the poor performance of any one underlying fund or to underperform other funds with a similar investment objective.

The Managed Allocation Fund is also subject to asset allocation risk and manager risk, which are the risks that poor investment selections and/or poor asset allocation decisions by the advisor will cause the Fund to either fail to achieve its investment objective or generate lower returns than were possible from different investment selections and/or asset allocation decisions. The underlying Vanguard funds in which the Managed Allocation Fund invests also may be subject to manager risk to the extent that poor security selection by an advisor of an underlying fund will cause that underlying fund to underperform relevant benchmarks or other funds with similar investment objectives.

Both Funds are subject to the following risks, resulting from their investments in the underlying Vanguard stock and bond funds:

•Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

•Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions and/or liquidity of securities issued by foreign governments, government agencies, or companies.

•Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

•Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates.

•Credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund's return.

•Income risk, which is the chance that an underlying fund's income will decline because of falling interest rates.

•Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. An underlying fund would then lose any price appreciation above the bond's call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund's income.

•Currency hedging risk, which is the chance that the currency hedging transactions entered into by the underlying international bond funds may not perfectly offset the fund's foreign currency exposure.

The Managed Allocation Fund is also subject to the following risks resulting from its investments in the underlying Vanguard stock funds:

•REIT stock risk, which includes risks associated with investments in an underlying fund that invests primarily in REITs and also includes real estate industry risk and investment style risk, as well as stock market risk (previously described) and interest rate risk (previously described). Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, REIT stocks have performed quite differently from the overall market.

•Currency hedging risk, which is the chance that the currency hedging transactions entered into by an underlying fund may not perfectly offset the fund's foreign currency exposure. For example, the fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar.

•Emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets.

The Managed Allocation Fund's investments in underlying Vanguard bond funds also subject the Fund to event risk, which is the chance that corporate fixed income securities will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Additional risks related to the Managed Allocation Fund's investments in certain underlying Vanguard funds are as follows:

•Inflation-linked investment risk, which may result from the Fund's investments in underlying funds that invest in inflation-protected securities. These risks include the chance of considerable income fluctuations associated with changes in inflation, as well as bond risks (previously described).

•Commodity-linked investment risks, which may result from the Fund's investments in underlying funds that invest in commodity-linked investments, subjecting the Fund to risks associated with investing in the commodities markets. Commodity-linked investment risk is the chance that an underlying fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodities market investments. The commodities markets are volatile, and even a small movement in market prices could cause large losses. Prices of commodity-linked investments have a historically low correlation with the returns of the stock and bond markets and are subject to change based on a variety of factors. Particular commodity- linked investments may not necessarily conform to the composition, weighting, roll dates, reset dates, or contract months of any particular commodity futures market index. Other risks associated with commodity- linked investments include derivatives risk, tax risk, and counterparty risk. The Fund's investment in certain underlying funds may also subject it to subsidiary investment risk, inflation-linked investment risks, leverage risk, and manager risk, which will be described under More on the Funds.

•Market neutral investment risk, which may result from the Fund's investment in Vanguard Market Neutral Fund, subjecting the Fund to risks associated with market neutral investing, such as strategy risk, short- selling risk, manager risk, investment risk, country risk, and currency risk. These risks are described under More on the Funds.

•Absolute return investing risk, which may result from the Fund's investment in Vanguard Alternative Strategies Fund, subjecting the Fund to risks associated with absolute return investing, which is complex and may involve greater risk than investing in a traditional portfolio of stocks, bonds, and cash. These risks include leverage risk, manager risk, currency risk, liquidity risk, and leverage-financing risk. Other risks associated with the Fund's investment in Vanguard Alternative Strategies Fund include stock risks, bond risks, short-selling risk, commodity-linked investment risk, subsidiary investment risk, tax risk, and derivatives risk. These risks are described under More on the Funds.

•Derivatives risk, which may result from the Fund's direct investments and investments in certain underlying funds that invest in derivatives—such as futures contracts, foreign currency exchange forward contracts, swap agreements, options, and warrants. These investments present risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index, or reference rate. Derivative strategies often involve leverage, which may increase a loss, potentially causing the Fund or the underlying fund to lose more money than it would have lost had it invested in the underlying security.

Comparison of Fundamental Investment Policies and Other Investment Policies and Risks

The Funds have identical fundamental policies, which are set forth in each Fund's SAI, except with respect to investment objectives. The Managed Allocation Fund's investment objective is not fundamental, and therefore any change thereto does not require shareholder approval. The LifeStrategy Moderate Growth Fund's investment objective is fundamental, and therefore any material change thereto would require shareholder approval. The Funds are classified as diversified within the meaning of the Investment Company Act of 1940 (the "1940 Act"). The Funds' other investment policies and risks are discussed in detail under Other Investment Policies and Risks.

Comparison of Fund Performance

Managed Allocation Fund

The following bar chart and table are intended to help you understand the risks of investing in the Managed Allocation Fund.3 The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite index, which have investment characteristics similar to those of the Fund. The Managed Allocation Composite Index is weighted 36% CRSP US Total Market Index, 24.5% Bloomberg U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, 10.5% Bloomberg Global Aggregate ex- USD Float Adjusted RIC Capped Index (USD Hedged), and 5% Bloomberg Commodity Index as of May 1, 2015.4 International stock benchmark returns are adjusted for withholding taxes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662- 7447.

Annual Total Returns — Vanguard Managed Allocation Fund

3Effective May 21, 2020, the Managed Allocation Fund changed its name and investment strategy. Performance for the periods prior to May 21, 2020, is based on the investment strategy utilized by the Fund prior to May 21, 2020, under the name Vanguard Managed Payout Fund.

4In prior periods, the composite was 42% CRSP US Total Market Index, 28% U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, 7% Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 5% Bloomberg Commodity Index (Dow Jones-UBS Commodity Index through June 30, 2014) through April 30, 2015; and 35% CRSP US Total Market Index (MSCI US Broad Market Index through May 31, 2013), 12% U.S. Aggregate Float Adjusted Index ,15% FTSE Global All Cap ex US Index (MSCI All Country World ex USA Investable Market Index through May 31, 2013), 3% Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), 15% Citigroup Three-Month U.S. Treasury Bill Index, 10% Dow Jones-UBS Commodity Index, and 10% REIT Spliced Index through January 31, 2014. International stock benchmark returns are adjusted for withholding taxes.

2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
30%
20%
10%
0%
-10%
-20%
-30%
15.04
7.07
-0.57
7.13
15.04
-4.91
19.37
13.59
10.08
-16.00

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return	Quarter
Highest	10.51%	June 30, 2020
Lowest	-16.02%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2022 — Vanguard Managed Allocation Fund

	1 Year	5 Years	10 Years
Vanguard Managed Allocation Fund Investor Shares
Return Before Taxes	-9.13%	3.81%	5.99%
Return After Taxes on Distributions	-10.22	2.13	4.46

Return After Taxes on Distributions and Sale of Fund Shares	-5.03	2.60	4.34
Managed Allocation Composite Index1
(reflects no deduction for fees, expenses, or taxes)	-14.22%	4.29%	6.02%
Dow Jones U.S. Total Stock Market Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03
Bloomberg U.S. Aggregate Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	-13.07	0.06	1.08

1 Prior to May 21, 2020, the name of the composite index was Managed Payout Composite Index.

LifeStrategy Moderate Growth Fund

The following bar chart and table are intended to help you understand the risks of investing in the LifeStrategy Moderate Growth Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Fund compare with those of relevant market indexes and a composite stock/bond index, which have investment characteristics similar to those of the Fund. The Moderate Growth Composite Index is weighted 36% CRSP US Total Market Index, 28% Bloomberg U.S. Aggregate Float Adjusted Index, 24% FTSE Global All Cap ex US Index, and 12% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index as of July 1, 2015. In prior periods, the composite was 42% CRSP US Total Market Index, 32% Bloomberg U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index through June 30, 2015; 42% MSCI US Broad Market Index, 40% Bloomberg U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index through June 2, 2013. International stock benchmark returns are adjusted for withholding taxes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard LifeStrategy Moderate Growth Fund

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:

	Total Return	Quarter
Highest	13.22%	June 30, 2020
Lowest	-12.89%	March 31, 2020

Average Annual Total Returns for Periods Ended December 31, 2022 — Vanguard LifeStrategy Moderate Growth Fund

	1 Year	5 Years	10 Years
Vanguard LifeStrategy Moderate Growth Fund
Investor Shares

Return Before Taxes	-16.00%	3.58%	6.05%
Return After Taxes on Distributions	-16.63	2.58	5.10
Return After Taxes on Distributions and Sale of Fund Shares	-9.21	2.57	4.58

Bloomberg U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	-13.01%	0.02%	1.06%

Dow Jones U.S. Total Stock Market Float Adjusted Index
(reflects no deduction for fees, expenses, or taxes)	-19.53	8.65	12.03

Moderate Growth Composite Index
(reflects no deduction for fees, expenses, or taxes)	-15.45	4.01	6.39

Both Funds

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding tables. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Comparison of Fees and Expenses

In this Reorganization, Investor Shares of the Managed Allocation Fund will be exchanged, on a tax-free basis, for an equivalent dollar amount of Investor Shares of the LifeStrategy Moderate Growth Fund. The tables below compare the fees and annualized expenses of Investor Shares of the Managed Allocation Fund as of December 31, 2022, and Investor Shares of the LifeStrategy Moderate Growth Fund as of October 31, 2022. The tables also show the estimated fees and expenses of Investor Shares of the Combined Fund, on a pro forma basis, as of October 31, 2022, and do not include the estimated costs of the Reorganization (for information about the costs of the Reorganization, please see "Information About the Reorganization – Expenses of the Reorganization"). Pro forma numbers are estimates in good faith and are hypothetical. The actual fees and expenses of the Funds and the Combined Fund as of the closing date may differ from those reflected in the tables below.

Shareholder Fees (Fees paid directly from your investment)

	Vanguard Managed	Vanguard LifeStrategy	Vanguard LifeStrategy
	Allocation Fund	Moderate Growth Fund	Moderate Growth Fund
Pro Forma Combined
	Investor Shares	Investor Shares	Fund Investor Shares

Sales Charge (Load)
Imposed on Purchases	None	None	None
Purchase Fee	None	None	None

	Vanguard Managed	Vanguard LifeStrategy	Vanguard LifeStrategy
	Allocation Fund	Moderate Growth Fund	Moderate Growth Fund

Sales Charge (Load)
Imposed on Reinvested
Dividends	None	None	None

Redemption Fee	None	None	None
Account Service Fee (for
certain fund account
balances below $10,000)	$20/year	$20/year	$20/year

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

	Vanguard Managed	Vanguard LifeStrategy	Vanguard LifeStrategy
	Allocation Fund	Moderate Growth Fund	Moderate Growth Fund
			Pro Forma Combined
	Investor Shares	Investor Shares	Fund Investor Shares

Management Fees	0.00%	0.00%	0.00%
12b-1 Distribution Fee	None	None	None
Other Expenses	0.00%	0.00%	0.00%

Acquired Fund Fees and	0.27%	0.13%	0.13%**
Expenses
Total Annual Fund	0.27%*	0.13%	0.13%**
Operating Expenses

*Excluding borrowing and dividend expenses on securities sold short by certain underlying funds, the Total Annual Fund Operating Expenses are 0.18%.

**Acquired Fund Fees and Expenses represent the Acquired Fund Fees and Expenses anticipated at the time of the closing of the Reorganization.

Examples

The following examples are intended to help you compare the cost of investing in Investor Shares of the Managed Allocation Fund, Investor Shares of the LifeStrategy Moderate Growth Fund, and Investor Shares of the Combined Fund with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in each Fund's shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Vanguard Managed	$28	$87	$152	$343
Allocation Fund
Investor Shares

Vanguard LifeStrategy	$13	$42	$73	$166
Moderate Growth Fund
Investor Shares

Vanguard LifeStrategy	$13	$42	$73	$166
Moderate Growth Fund
Pro Forma Combined
Fund Investor Shares

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Comparison of Portfolio Turnover

Each Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce each Fund's performance. During the most recent fiscal year ended December 31, 2022, the Managed Allocation Fund's portfolio turnover rate was 21% of the average value of its portfolio. During the most recent fiscal year ended October 31, 2022, the LifeStrategy Moderate Growth Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Comparison of Investment Advisor and Portfolio Managers

The Vanguard Group, Inc. ("Vanguard"), a subsidiary jointly owned by the Vanguard funds, serves as advisor to the Managed Allocation Fund and the LifeStrategy Moderate Growth Fund. Fei Xu, CFA, has managed the Managed Allocation Fund since 2020. Walter Nejman has managed the LifeStrategy Moderate Growth Fund since 2022, while Roger A. Aliaga-Diaz; Aurélie Denis, CFA; and Michael R. Roach, CFA, have managed the LifeStrategy Moderate Growth Fund since February 2023.

The Combined Fund is expected to retain Vanguard as investment advisor and Walter Nejman, Roger A. Aliaga-Diaz, Aurélie Denis, and Michael R. Roach as the portfolio managers.

Investment Advisor

Vanguard, P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Managed Allocation Fund through its Quantitative Equity Group and to the LifeStrategy Moderate Growth Fund through its Equity Index Group. In addition, Vanguard's Investment Strategy Group establishes and reviews the allocation targets of the LifeStrategy Moderate Growth Fund and determines whether any changes are required to best enable the Fund to achieve its investment objective. The Equity Index Group implements the asset allocation targets and performs other portfolio management functions for the Funds. Vanguard also serves as investment advisor for each of the underlying funds. As of December 31, 2022, Vanguard served as advisor for approximately $6 trillion in assets. Vanguard provides investment advisory services to the Funds pursuant to the Fifth Amended and Restated Funds' Service Agreement (the "Funds' Service Agreement") and is subject to the supervision and oversight of the trustees and officers of the Funds.

For a discussion of why the Board of Trustees of Vanguard Valley Forge Funds approved the Managed Allocation Fund's investment advisory arrangement, see the Managed Allocation Fund's most recent semiannual report to shareholders covering the fiscal period ended June 30, 2022. For a discussion of why the Board of Trustees of Vanguard STAR Funds approved the LifeStrategy Moderate Growth Fund's investment advisory arrangement, see the LifeStrategy Moderate Growth Fund's most recent semiannual report to shareholders covering the fiscal period ended April 30, 2022.

Portfolio Managers

The manager primarily responsible for the day-to-day management of the Managed Allocation Fund is:

Fei Xu, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 2004, has managed investment portfolios since 2017, and has managed the Fund since 2020. Education: B.S., Peking University; M.S., University of California, Los Angeles; M.B.A., Duke University.

The managers primarily responsible for the day-to-day management of the LifeStrategy Moderate Growth Fund are:

Roger A. Aliaga-Diaz, Ph.D., Portfolio Manager, Investment Strategy Group, at Vanguard. He has been with Vanguard since 2007, has worked in investment management since 2010, has managed investment portfolios since 2023, and has co-managed the LifeStrategy Moderate Growth Fund since February 2023. Education: B.A., Universidad Nacional de C÷rdoba, Argentina; Ph.D., North Carolina State University.

Aurélie Denis, CFA, Portfolio Manager at Vanguard. She has been with Vanguard since 2016, has worked in investment management since 2017, has managed investment portfolios since 2023, and has co-managed the LifeStrategy Moderate Growth Fund since February 2023. Education: B.S., Pennsylvania State University.

Walter Nejman, Portfolio Manager at Vanguard. He has been with Vanguard since 2005, has worked in investment management since 2008, and has co-managed the LifeStrategy Moderate Growth Fund since 2022. Education: B.A., Arcadia University; M.B.A., Villanova University.

Michael R. Roach, CFA, Portfolio Manager at Vanguard. He has been with Vanguard since 1998, has worked in investment management since 2000, had previously managed investment portfolios from 2009-2019, and has co- managed the LifeStrategy Moderate Growth Fund since February 2023. Education: B.S., Bloomsburg University of Pennsylvania; M.S., Drexel University.

Each Fund's SAI provides information about each portfolio manager's compensation, other accounts under management, and ownership of shares of the Funds.

Comparison of Purchase, Redemption, and Exchange Information

The purchase, redemption, and exchange features of the Funds are similar, but there are differences. The Managed Allocation Fund's Investor Shares have a $25,000 investment minimum while the LifeStrategy Moderate Growth Fund's Investor Shares have a $3,000 investment minimum. In addition, for each Fund, Vanguard may charge a $20 account service fee on Fund accounts that have a balance below $10,000 for any reason, including market fluctuation. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares.

Comparison of Distribution Schedules

For the Managed Allocation Fund, income and capital gain distributions, if any, generally occur annually in December. For the LifeStrategy Moderate Growth Fund, income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December. From time to time, both Funds may also make distributions that are treated as a return of capital. In addition, both Funds may occasionally make a supplemental distribution at some other time during the year.

MORE ON THE FUNDS

This combined information statement/prospectus describes the principal risks you would face as a Fund shareholder. It is important to keep in mind one of the main principles of investing: generally, the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for

fluctuations in the securities markets. Look for this    symbol throughout this section. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That is because you, as a shareholder, pay a proportionate share of the costs of operating a fund and any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.

The following sections explain the principal investment strategies and policies that each Fund uses in pursuit of its investment objective. Each Fund's Board of Trustees, which oversees each Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Managed Allocation Fund's investment objective is not fundamental and may be changed without a shareholder vote. As funds of funds, the Funds achieve their investment objectives by investing primarily in other Vanguard mutual funds and, for the Managed Allocation Fund, other potential investments. Through its investments in the underlying funds, each Fund indirectly owns a broadly diversified portfolio.

Asset Allocation Framework

Asset allocation—that is, dividing your investment among stocks, bonds, cash, and other asset classes or investments—is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance.

Managed Allocation Fund

The Managed Allocation Fund invests in Vanguard mutual funds and other potential investments according to an asset allocation strategy designed to provide shareholders with capital appreciation and income from their investments in the Managed Allocation Fund. The advisor uses quantitative analysis and professional judgment in an attempt to combine complementary asset classes and investments across the risk/reward spectrum. In making such decisions, the advisor must, among other things, monitor and evaluate the expected risks, returns, and correlations of eligible asset classes and investments, as well as the likelihood that the selected combination will achieve the Fund's investment objective. These decisions are based, in part, upon the advisor's forecasts, estimates, analysis of historical events, and other aspects of quantitative analysis and professional judgment. The advisor's goal for the Managed Allocation Fund is to construct a broadly diversified portfolio that achieves the Fund's investment objective.

The Managed Allocation Fund is subject to manager risk and asset allocation risk, which are the risks that poor investment selections and/or poor asset allocation decisions by the advisor will cause the Fund to either fail to achieve its investment objective or generate lower returns than were possible from different investment selections and/or asset allocation decisions.

A portfolio manager considers a wide range of strategic inputs, which may include some combination of the following factors (or others): the Managed Allocation Fund's prior performance, value at risk and expected shortfall, volatility, macroeconomic factors, current and expected market conditions, cash flows, estimates of changes in the spreads between the expected returns of eligible asset classes and investments, historical and expected correlations between and among asset classes and investments, quantitative modeling of the likelihood that a proposed combination of asset classes and investments will achieve the Fund's investment objective, and the results of stress tests. The Managed Allocation Fund is managed in accordance with a variety of statistical and compliance-based risk management controls and procedures.

The Managed Allocation Fund does not have a fixed asset allocation but has the flexibility, subject to applicable law, to invest substantially in a single asset class or investment. However, the Fund is generally expected to invest its assets across multiple asset classes or investments. The assets of the Fund are allocated based on the Fund's investment objective. The exact proportion of each asset class or investment held by the Fund may change to reflect shifts in the advisor's risk-and-return expectations.

An investment in the Managed Allocation Fund could lose money over short, intermediate, or long periods of time because the Fund allocates its assets worldwide across different asset classes and investments with specific risk and return characteristics. Results may vary substantially over time, and there is no guarantee that the Fund will achieve its investment objective or that any of its investment strategies will succeed.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of the Managed Allocation Fund's investments and Fund performance.

LifeStrategy Moderate Growth Fund

The LifeStrategy Moderate Growth Fund invests in a mix of underlying Vanguard funds to pursue a targeted allocation of approximately 60% of its assets in stocks and approximately 40% of its assets in fixed income securities. Designed as a balanced fund of funds for long-term investors, the LifeStrategy Moderate Growth Fund is diversified in terms of both asset class and investment style.

  The LifeStrategy Moderate Growth Fund is subject to asset allocation risk, which is the chance that the selection of underlying funds, and the allocation of a high percentage of assets to a relatively few number of underlying funds, may cause the Fund to be hurt disproportionately by the poor performance of any one underlying fund or to underperform other funds with a similar investment objective.

As of October 31, 2022, the targeted percentage of the Fund's assets allocated to the underlying asset classes was as follows:

•U.S. stocks 36%

•Foreign stocks 24%

•U.S. fixed income securities 28%

•Foreign fixed income securities 12%

Vanguard allocates the Fund's assets among the underlying funds based on the Fund's investment objective and policies. These allocations may be changed from time to time without shareholder approval. The Fund's investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Fund to invest in a different underlying fund.

Market disruptions can adversely affect local and global markets as well as normal market conditions and operations. Any such disruptions could have an adverse impact on the value of LifeStrategy Moderate Growth Fund's investments and Fund performance.

Security Selection – Stocks

Managed Allocation Fund

The Managed Allocation Fund invests in Vanguard stock funds, such as Vanguard Total Stock Market Index Fund, Vanguard Total International Stock Index Fund, Vanguard Global Minimum Volatility Fund, Vanguard Emerging Markets Stock Index Fund, Vanguard Value Index Fund, and Vanguard Small-Cap Value Index Fund, to capture the investment returns of U.S. and foreign equity markets. The Fund may also invest in Vanguard real estate funds to capture the returns of stocks issued by equity real estate investment trusts (known as REITs). As a result, the Managed Allocation Fund will indirectly invest, to varying degrees, in large-, mid-, and small-capitalization stocks diversified across growth and value styles in the United States, as well as in stocks of companies located in developed and emerging markets around the world. Certain foreign stocks may be hedged to the U.S. dollar in order to reduce currency volatility.

Depending on the amount of Fund assets allocated to Vanguard real estate funds, the Managed Allocation Fund is proportionately subject to risks associated with an investment in REITs.

Real estate industry risk is the chance that the stocks of REITs will decline because of adverse developments affecting the real estate industry and real property values. Investment style risk is the chance that the returns from REIT stocks—which typically are small- or mid-capitalization stocks—will trail returns from the overall stock market. Historically, REIT stocks have performed quite differently from the overall market.

Depending on the amount of Fund assets allocated to foreign stock funds, the Managed Allocation Fund is proportionately subject to foreign stock risks.

The Managed Allocation Fund is subject to currency hedging risk, which is the chance that the currency hedging transactions entered into by an underlying fund may not perfectly offset the fund's foreign currency exposure. For example, the fund will decline in value if it underhedges a currency that has weakened or overhedges a currency that has strengthened relative to the U.S. dollar.

The Managed Allocation Fund is subject to emerging markets risk, which is the chance that the stocks of companies located in emerging markets will be substantially more volatile, and substantially less liquid, than the stocks of companies located in more developed foreign markets because, among other factors, emerging markets can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.

LifeStrategy Moderate Growth Fund

By owning shares of underlying funds that hold U.S. stocks, the LifeStrategy Moderate Growth Fund indirectly invests in U.S. stocks, with an emphasis on large-cap stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. As of the calendar year ended, December 31, 2022, the stocks in the underlying domestic equity fund had an asset-weighted median market capitalization of approximately $109.5 billion. The stocks in the underlying international equity fund had an asset-weighted median market capitalization of approximately $29.5 billion.

The following paragraphs briefly describe the underlying Vanguard stock funds in which the Fund invests. As of October 31, 2022, the LifeStrategy Moderate Growth Fund invested in Investor Shares of each underlying Vanguard stock fund. Share class changes may be made without prior notice to shareholders.

•Vanguard Total Stock Market Index Fund seeks to track the performance of the CRSP US Total Market Index, which represents approximately 100% of the investable U.S. stock market and includes large-, mid-, small-, and micro-cap stocks regularly traded on the New York Stock Exchange and Nasdaq. The fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics.

•Vanguard Total International Stock Index Fund seeks to track the performance of the FTSE Global All Cap ex US Index, a float-adjusted market-capitalization-weighted index designed to measure equity market performance of companies located in developed and emerging markets, excluding the United States. The Index includes approximately 7,718 stocks of companies located in 48 markets. The Index is most heavily weighted in Japan, the United Kingdom, Canada, China, France, and Switzerland.

Through its investments in the underlying stock index funds, the LifeStrategy Moderate Growth Fund is subject, to a limited extent, to index sampling risk. Index sampling risk is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund's target index.

Both Funds

Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is the result of several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make mid-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects. Stocks of publicly traded companies are often classified according to market value, or market capitalization, which is the market value of a company's outstanding shares. These classifications typically include small-cap, mid-cap, and large-cap.

It is important to understand that there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors, and that market capitalization ranges can change over time.

Depending on the amount of each Fund's assets that is allocated to stock funds, each Fund is proportionately subject to stock market risk.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Each Fund's investments in foreign stocks can be riskier than U.S. stock investments. Foreign stocks may be more volatile and less liquid than U.S. stocks. The prices of foreign stocks and the prices of U.S. stocks may move in opposite directions.

In addition, each Fund's allocation to foreign stocks subjects the Funds to the following risks:

Each Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About International Investing

U.S. investors who invest in foreign securities will encounter risks not typically associated with U.S. companies because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies and governments may not be subject to the same or similar auditing, legal, tax, regulatory, financial reporting, accounting, and recordkeeping standards and practices as U.S. companies and the U.S. government, and their stocks and bonds may not be as liquid as those of similar U.S. entities. In addition, foreign stock exchanges, brokers, companies, bond markets, and dealers may be subject to less government supervision and regulation than their counterparts in the United States. Further, the imposition of economic or other sanctions on the United States by a foreign country, or on a foreign country or issuer by the United States, could impair a fund's ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities or obtain exposure to foreign securities and assets. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Security Selection – Fixed Income Securities (commonly referred to as bonds)

Managed Allocation Fund

The Managed Allocation Fund invests in Vanguard bond funds, such as Vanguard Total Bond Market II Index Fund, Vanguard Intermediate-Term Investment-Grade Fund, Vanguard Total International Bond Index Fund, Vanguard Ultra-Short-Term Bond Fund, and Vanguard Emerging Markets Bond Fund, to capture the investment returns of U.S. and foreign fixed income markets. Through its investments in one or more Vanguard bond funds, the Fund will indirectly invest, to varying degrees, in a wide spectrum of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade U.S. corporate bonds; mortgage-backed and asset-backed securities; and government, agency, corporate, and securitized investment-grade foreign bonds issued in currencies other than the U.S. dollar (but hedged by Vanguard to minimize foreign currency exposure). The Fund invests in the underlying bond funds regardless of duration.

LifeStrategy Moderate Growth Fund

By owning shares of underlying funds that hold U.S. fixed income securities, the LifeStrategy Moderate Growth Fund indirectly invests, to varying degrees, in U.S. government, agency, and corporate bonds; mortgage-backed and asset- backed securities; and currency-hedged foreign bonds. These underlying funds are briefly described in the following paragraphs. As of October 31, 2022, the LifeStrategy Moderate Growth Fund invested in Investor Shares of each underlying Vanguard bond fund. Share class changes may be made without prior notice to shareholders.

•Vanguard Total Bond Market II Index Fund seeks to track the performance of the Bloomberg U.S. Aggregate Float Adjusted Index by investing in a representative sample of bonds included in the Index. The Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage- backed and asset-backed securities—all with maturities of more than 1 year. The fund maintains a dollar- weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

•Vanguard Total International Bond II Index Fund seeks to track the performance of the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) by investing in a representative sample of securities included in the Index. The Index provides a broad-based measure of the global, investment- grade, fixed-rate debt markets. The Index includes government, government agency, corporate, and securitized non-U.S. investment-grade fixed income investments, all issued in currencies other than the U.S. dollar and with maturities of more than 1 year. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years. To minimize the currency risk associated with the fund's investment in bonds denominated in currencies other than the U.S. dollar, the fund will attempt to hedge its foreign currency exposure.

Through its investments in these underlying bond index funds, the LifeStrategy Moderate Growth Fund is subject, to a limited extent, to index sampling risk. Index sampling risk is the chance that the securities selected for an underlying fund, in the aggregate, will not provide investment performance matching that of the underlying fund's target index.

Both Funds

Depending on the amount of each Fund's assets that is allocated to fixed income securities, each Fund is proportionately subject to bond risks.

Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

For the Managed Allocation Fund, interest rate risk should be moderate because the underlying bond funds invest primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds (i.e., bonds that cannot be redeemed by the issuer) of different maturities, each with a face value of $1,000.

Type of Bond (Maturity)	After a 1% *Increase*	After a 1% *Decrease*	After a 2% *Increase*	After a 2% *Decrease*
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328

1 Assuming a 4% coupon rate.

How Interest Rate Changes Affect the Value of a $1,000 Bond1

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Funds in particular.

Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 4% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 5% yield. With higher-yielding bonds available, you would have trouble selling your 4% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 3% bonds were being offered, you should be able to sell your 4% bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as those guaranteed by the Government National Mortgage Association—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity. In contrast, when interest rates rise, prepayments tend to slow down, subjecting mortgage-backed securities to extension risk—the possibility that homeowners will repay their mortgages at slower rates. This will lengthen the duration or average life of mortgage-backed securities held by a fund and delay the fund's ability to reinvest proceeds at higher interest rates, making the fund more sensitive to changes in interest rates.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, will face as interest rates rise—but also the higher the potential yield you could receive. Longer-term bonds are generally more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment. The stated maturity of a bond may differ from the effective maturity of a bond, which takes into consideration that an action such as a call or refunding may cause bonds to be repaid before their stated maturity dates.

Each Fund is subject to income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest new cash flow and cash from maturing bonds in lower- yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. If an underlying fund holds a bond that is called, the underlying fund would then lose any price appreciation above the bond's call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund's income.

For mortgage-backed securities, the risk that borrowers (e.g., homeowners) may refinance their mortgages at lower interest rates is known as prepayment risk.

Because the LifeStrategy Moderate Growth Fund's and Managed Allocation Fund's current underlying funds invest only a portion of their assets in callable bonds and mortgage-backed securities, call/prepayment risk for each Fund should be low to moderate.

Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing an underlying fund's return.

Although the Managed Allocation Fund has limited exposure to low-quality bonds (through any investment in Vanguard Intermediate-Term Investment-Grade Fund), overall credit risk should be low for the Fund because the underlying bond funds invest primarily in bonds that are considered high-quality and, to a lesser extent, in bonds that are considered medium-quality. For the LifeStrategy Moderate Growth Fund, the credit quality of most of the fixed income securities held by the underlying funds is expected to be very high, and thus credit risk for the Fund should be low.

Each Fund is subject, to a limited extent, to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Depending on the amount of assets each Fund allocates to foreign bonds, each Fund is subject to risks associated with investments in currency-hedged foreign bonds.

Each Fund is subject to country/regional risk and currency hedging risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value and/or liquidity of securities issued by foreign governments, government agencies, or companies. Currency hedging risk is the chance that the currency hedging transactions entered into by an underlying international bond fund may not perfectly offset the fund's foreign currency exposure.

The Managed Allocation Fund may also be subject to emerging markets risk.

Depending on the amount of assets the Managed Allocation Fund allocates to Vanguard Emerging Markets Bond Fund, the Fund is proportionately subject to emerging markets risk, which is the chance that the bonds of governments, government agencies, government-owned corporations, and foreign companies located in emerging market countries will be substantially more volatile, and substantially less liquid, than bonds of governments, government agencies, government-owned corporations, and foreign companies located in more developed foreign markets because, among other factors, emerging market countries can have greater custodial and operational risks; less developed legal, tax, regulatory, financial reporting, accounting, and recordkeeping systems; and greater political, social, and economic instability than developed markets. Additionally, information regarding companies located in emerging markets may be less available and less reliable, which can impede the ability to evaluate such companies.

Security Selection – Other Potential Investments by the Managed Allocation Fund

The Managed Allocation Fund may invest in short-term investments, in inflation-linked investments, and in selected other investments that employ strategies that have historically generated capital appreciation over the long term while exhibiting low correlation with the returns of the U.S. stock market. The advisor believes that the expected return characteristics of these other investments offer potential diversification to a balanced portfolio of stocks, bonds, and cash. In addition to short-term investments and inflation-linked investments, the Fund's potential other investments may include investments in Vanguard Market Neutral Fund, Vanguard Alternative Strategies Fund, and Vanguard Commodity Strategy Fund. These investments are described on the following pages.

•Short-Term Investments – The Managed Allocation Fund may invest a portion of its assets in a Vanguard money market fund that invests in high-quality, short-term money market instruments.

•Inflation-Linked Investments – The Managed Allocation Fund may invest in Vanguard inflation-protected securities funds to capture the investment returns of inflation-indexed securities issued by the U.S. government, its agencies and instrumentalities, and corporations.

  Depending on the amount of assets allocated to inflation-protected securities funds, the Managed Allocation Fund is proportionately subject to the risks associated with investing in inflation-indexed securities. These risks include the chance of considerable income fluctuations associated with changes in inflation, as well as bond risks.

•Vanguard Market Neutral Fund – The Managed Allocation Fund invests in Vanguard Market Neutral Fund, which seeks to provide long-term capital appreciation while limiting exposure to general stock market risk. Depending on the amount of assets allocated to Vanguard Market Neutral Fund, the Managed Allocation Fund is proportionately subject to risks associated with market neutral investing. These risks are expected to include strategy risk, short-selling risk, manager risk, and investment risk (each described on the following pages), as well as country risk and currency risk (both previously described).

Strategy risk is the chance that the long/short market neutral investment strategy used by Vanguard Market Neutral Fund will not succeed. There is no guarantee that the fund will be able to limit exposure to general stock market risk or produce returns that exceed the returns of 3-month U.S. Treasury bills.

An underlying fund's use of short sales in combination with its long positions may not be successful and may result in greater losses or lower positive returns than if the fund held only long positions.

Short-selling risk is the chance that an underlying fund will lose money in connection with its short sales of securities or other instruments.

Short selling allows an investor to profit from declines in the prices of securities or other instruments the investor does not own.

Manager risk is the chance that poor security selection or strategy execution will cause Vanguard Market Neutral Fund to fail to achieve its investment objective or to underperform other funds with a similar investment strategy.

The advisor's security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the fund. It is possible that the stocks the fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the fund. Any gain from a short position may be partially or totally offset by a decline in a long position, or vice versa.

Investment risk is the chance that Vanguard Market Neutral Fund's advisor will take positions in securities, intentionally or unintentionally, that increase the fund's sensitivity to certain investment factors.

These factors may include, but are not limited to, market capitalization ranges, styles (growth/value), and industries of the underlying securities. These factors may cause the fund to fail to achieve its investment objective of limiting exposure to general stock market risk or cause it to underperform other funds with a similar investment strategy.

•Vanguard Alternative Strategies Fund - The Managed Allocation Fund invests in Vanguard Alternative Strategies Fund, which seeks to generate returns that have low correlation with the returns of the stock and bond markets and seeks capital appreciation. Vanguard Alternative Strategies Fund's investments may include, but are not limited to, the following: equities; fixed income instruments; options; foreign currency exchange forward contracts; futures, including commodity and U.S. Treasury futures; and swaps. Vanguard Alternative Strategies Fund gains exposure to these instruments by investing directly in the instruments, or indirectly by investing in a subsidiary that invests in the instruments.

Absolute return investing is complex and may involve greater risk than investing in a traditional portfolio of stocks, bonds, and cash. Depending on the amount of Fund assets that may be allocated to Vanguard Alternative Strategies Fund, the Managed Allocation Fund will be proportionately subject to risks associated with an investment in Vanguard Alternative Strategies Fund. These risks are expected to include leverage risk, manager risk, currency risk, liquidity risk, leverage-financing risk, stock risks, bond risks, short-selling risk, commodity-linked investment risk, subsidiary investment risk, tax risk, and derivatives risk (each described elsewhere in this combined information statement/prospectus).

Leverage risk is the chance that any leveraged losses will exceed the principal amount invested by an underlying fund. Returns from a leveraged investment have the potential to be more volatile than returns from traditional stock and bond investments, which exposes the underlying fund to heightened risks.

Leverage exists when an investor has the right to a return on a total investment amount that exceeds the cash amount the investor contributed to the investment. Leverage magnifies the effect of gains and losses. Vanguard Alternative Strategies Fund's losses from its leveraged investments could be considerable.

Manager risk is the chance that poor investment selections will cause an underlying fund to either fail to achieve its investment objective or generate lower returns than were possible from different investment selections.

Currency risk is the chance that Vanguard Alternative Strategies Fund could suffer losses from currency-related investments. For example, if positions Vanguard Alternative Strategies Fund holds long decline in value and/or positions the fund holds short increase in value, then Vanguard Alternative Strategies Fund could incur a loss. Currency prices can be highly volatile, and trading currencies for non-hedging purposes is generally considered speculative and involves a high risk of a substantial loss of invested capital.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including, but not limited to, changes in interest rates, impositions of currency controls, devaluation of a currency by a country's government or banking authority, or political developments in the United States or abroad.

Liquidity risk is the chance that the markets, assets, and instruments in which an underlying fund invests are, or may become, illiquid.

Vanguard expects that Vanguard Alternative Strategies Fund generally will seek to invest in liquid markets, assets, and instruments, although the fund may have the ability to invest a portion of its assets in markets, assets, or instruments that are or may become illiquid.

Leverage-financing risk is the chance that Vanguard Alternative Strategies Fund will be unable to access and maintain financing sufficient to leverage its investments to targeted levels.

Vanguard Alternative Strategies Fund will require the use of leverage in order for its strategies to reach targeted volatility levels.

•Vanguard Commodity Strategy Fund – The Managed Allocation Fund invests in Vanguard Commodity Strategy Fund, which seeks to provide broad commodities exposure and capital appreciation. Vanguard, Vanguard Commodity Strategy Fund's advisor, employs an active investment management approach to invest in commodity-linked investments, which are backed by a portfolio of inflation-linked investments and other fixed income securities.

Depending on the amount of Fund assets that may be allocated to Vanguard Commodity Strategy Fund, the Managed Allocation Fund will be proportionately subject to risks associated with an investment in Vanguard Commodity Strategy Fund. These risks are expected to include commodity-linked investment risk, derivatives risk, tax risk, subsidiary investment risk, inflation-linked investment risks, bond risks, and leverage risk (each described elsewhere in this combined information statement/prospectus).

Commodity-linked investment risk is the chance that the Managed Allocation Fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity investments. The commodities markets are volatile, and even a small movement in market prices could cause large losses. Prices of commodity-linked investments have a historically low correlation with the returns of the stock and bond markets and are subject to change based on a variety of factors.

Commodity futures trading risk is the chance that the Managed Allocation Fund could lose all, or substantially all, of its investments in instruments linked to the returns of commodity futures. Commodity futures trading is volatile, and even a small movement in market prices could cause large losses.

Derivatives risk is the risk associated with the use of futures contracts, options on futures contracts, options on securities, swap agreements, warrants, forward contracts, and other derivatives. Investments in derivatives may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.

Tax risk is the chance that commodity-linked investments could adversely affect the Managed Allocation Fund's or an underlying fund's regulated investment company status.

The Managed Allocation Fund's and underlying funds' abilities to make direct and indirect investments in some of the commodity-related investments, including in a wholly owned subsidiary, are limited by their intention to qualify as a regulated investment company (RIC) under the Internal Revenue Code of 1986, as amended (the IRC), including the requirement that 90% of each fund's gross income for each taxable year constitutes "qualifying income." The Fund and each underlying fund generally intend to gain direct or indirect exposure to the commodity markets through investments that generate qualifying income under the IRC by investing directly in commodity-linked investments a fund believes give rise to qualifying income or by investing indirectly in commodity-linked investments through a subsidiary. However, if the Fund or an underlying fund does not appropriately limit its investments in a subsidiary or in commodity-related investments or if the investments (or the income earned on the investments) are recharacterized for U.S. tax purposes, the Fund's or underlying fund's status as a RIC may be jeopardized. Moreover, any recharacterization of these investments (or the income earned on these investments) may be retroactive. If the Fund or an underlying fund were to fail to qualify as a RIC in any taxable year, the Fund or underlying fund would be subject to fund-level taxation, reducing the amount of income available for distribution to its shareholders and reducing the net asset value of its shares.

•Subsidiary Investments – Vanguard Commodity Strategy Fund and Vanguard Alternative Strategies Fund (each, a

"respective Fund") obtain exposure to the commodity markets by investing directly in certain commodity-linked investments or indirectly through investment in their respective wholly owned subsidiaries (each, a "subsidiary" and together, the "subsidiaries"). The respective Funds, and therefore the Managed Allocation Fund, are indirectly exposed to the risks associated to each subsidiary's underlying investments. Each subsidiary invests in commodity- linked investments, which may include total return swaps on a commodity futures index, as well as fixed income securities.

Subsidiary investment risk includes the risk that because a subsidiary is not registered under any federal or state securities laws, it does not offer the same investor protections available to shareholders of registered investment companies.

Manager risk is the chance that poor strategy execution will cause a subsidiary to fail to achieve its investment objective.

Other Investment Policies and Risks

In addition to investing in underlying Vanguard funds and, for the Managed Allocation Fund, other investments described above, the Managed Allocation Fund and the LifeStrategy Moderate Growth Fund may make other kinds of investments to achieve their investment objectives.

Managed Allocation Fund

Although the Managed Allocation Fund actively allocates its assets principally among some combination of stocks (including stocks issued by REITs), bonds, cash, inflation-linked investments, and selected other investments, the Fund may make other kinds of investments to achieve its investment objective.

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are investments that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities are a special type of illiquid security; these securities have not been publicly issued and legally can be resold only to qualified buyers. From time to time, the board of trustees may determine that particular securities are not illiquid, and those securities may then be purchased by the Fund without limit.

The Fund may invest in derivatives, which may include futures contracts, options on futures contracts, options on securities or securities indexes, credit default swaps, interest rate swaps, total return swaps, foreign currency exchange forward contracts, and other derivatives, only if the expected risks and rewards of the derivatives are consistent with the investment objective, policies, strategies, and risks of the Fund.

The Fund may invest a portion of its assets in direct holdings of investment-grade fixed income securities, high-quality money market instruments, and cash. The Fund may also invest a small portion of assets in shares of stock or bond exchange-traded funds (ETFs). ETFs provide returns similar to those of stocks or bonds. The advisor may purchase ETFs when doing so will reduce the Fund's transaction costs, facilitate cash management, or have the potential to add value because the instruments are favorably priced. Vanguard receives no additional revenue from Fund assets invested in ETF Shares of other Vanguard funds. Fund assets invested in ETF Shares of other Vanguard funds are excluded when allocating to the Fund its share of the costs of Vanguard's operations.

LifeStrategy Moderate Growth Fund

Each underlying fund may invest, to a limited extent, in derivatives. In addition, the LifeStrategy Moderate Growth Fund may invest, to a limited extent, in equity and fixed income futures, which are types of derivatives. The Fund will use futures both to facilitate the periodic rebalancing of the Fund's portfolio to maintain its target asset allocation and to allow the Fund to remain fully invested in accordance with its investment strategies. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, a bond, or a currency), a physical asset (such as gold, oil, or wheat), a market index, or a reference rate. Investments in derivatives may subject the Fund and the underlying funds to risks different from, and possibly greater than, those of investments directly in the underlying securities or assets. The Fund and the underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund's daily cash balance may be invested in Vanguard Market Liquidity Fund and/or Vanguard Municipal Cash Management Fund (each, a CMT Fund), which are low-cost money market funds. When investing in a CMT Fund, each Fund bears its proportionate share of the expenses of the CMT Fund in which it invests. Vanguard receives no additional revenue from Fund assets invested in a CMT Fund.

Methods Used to Meet Redemption Requests

Under normal circumstances, each Fund typically expects to meet redemptions with positive cash flows. When this is not an option, each Fund seeks to maintain its risk exposure by selling a cross section of the Fund's holdings to meet redemptions, while also factoring in transaction costs. Additionally, a Fund may work with larger clients to implement their redemptions in a manner that is least disruptive to the portfolio; see "Potentially disruptive redemptions" under Redeeming Shares in the Investing With Vanguard section.

Under certain circumstances, including under stressed market conditions, there are additional tools that each Fund may use in order to meet redemptions, including advancing the settlement of market trades with counterparties to match investor redemption payments or delaying settlement of an investor's transaction to match trade settlement within regulatory requirements. A Fund may also suspend payment of redemption proceeds for up to seven days; see "Emergency circumstances" under Redeeming Shares in the Investing With Vanguard section. Additionally, under these unusual circumstances, a Fund may borrow money (subject to certain regulatory conditions and if available under board-approved procedures) through an interfund lending facility; through a bank line-of-credit, including a joint committed credit facility; or through an uncommitted line-of-credit from Vanguard in order to meet redemption requests.

Temporary Investment Measures

The Managed Allocation Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund's best interest, so long as the strategy or policy employed is consistent with the Fund's investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case if the Fund receives large cash flows that it cannot prudently invest immediately. In addition, the Managed Allocation Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Each underlying fund of the LifeStrategy Moderate Growth Fund may temporarily depart from its normal investment policies and strategies when the fund's advisor believes that doing so is in the fund's best interest, so long as the strategy or policy employed is consistent with the fund's investment objective. For instance, the fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the fund's investment objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to address frequent trading. The Vanguard funds (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to ETF Shares because frequent trading in ETF Shares generally does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

•Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because the investor has a history of frequent trading or if Vanguard determines that such purchase may negatively affect a fund's operation or performance.

•Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account.

•Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this combined information statement/prospectus for further details on Vanguard's transaction policies.

Each Vanguard fund (other than retail and government money market funds), in determining its net asset value, will use fair-value pricing when appropriate, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Funds generally seek to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of this combined information statement/prospectus shows historical turnover rates for the LifeStrategy Moderate Growth Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of the underlying funds valued at 100% of its net assets within a one-year period. In general, the greater the turnover rate, the greater the impact transaction costs will have on a fund's return. Also, funds with high turnover rates may be more likely to generate capital gains, including short-term capital gains, that must be distributed to shareholders and will be taxable to shareholders investing through a taxable account.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Managed Allocation Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net short-term or long-term capital gains realized from the sale of its holdings. Income and capital gain distributions, if any, generally occur annually in December.

The LifeStrategy Moderate Growth Fund distributes to shareholders virtually all of its net income as well as any net short-term or long-term capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed semiannually in June and December; capital gains distributions, if any, generally occur annually in December.

From time to time, each Fund may also make distributions that are treated as a return of capital. In addition, each Fund may occasionally make a supplemental distribution at some other time during the year.

You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund. However, for the LifeStrategy Moderate Growth Fund, if you are investing through an employer-sponsored retirement or savings plan, your distributions will be automatically reinvested in additional Fund shares.

Final distribution(s). Prior to the Reorganization, the Managed Allocation Fund will distribute to its shareholders any remaining undistributed net income and/or realized net capital gains. This distribution(s) will be taxable to Managed Allocation Fund shareholders as ordinary income or capital gains, as applicable. As discussed below in "Information About the Reorganization – Pre-Reorganization Sales of Portfolio Assets and Liquidation of Vanguard Alternative Strategies Fund," this distribution(s) will include any net realized capital gains (which could be substantial) resulting from the Managed Allocation Fund restructuring its portfolio in anticipation of the Reorganization.

Basic Tax Points

Investors in taxable accounts should be aware of the following basic federal income tax points:

•Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

•Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

•Any dividend distribution or short-term capital gains distribution that you receive is taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on "qualified dividend income," if any, or a special tax deduction on "qualified REIT dividends," if any, distributed by the Fund.

•Any distribution of net long-term capital gains is taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

•Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

•Your cost basis in the Fund will be decreased by the amount of any return of capital that you receive. This, in turn, will affect the amount of any capital gain or loss that you realize when selling or exchanging your Fund shares.

•Return of capital distributions generally are not taxable to you until your cost basis has been reduced to zero. If your cost basis is at zero, return of capital distributions will be treated as capital gains.

•A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

•Vanguard (or your intermediary) will send you a statement each year showing the tax status of all of your distributions.

Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on "net investment income." Net investment income takes into account distributions paid by the Fund and capital gains from any sale or exchange of Fund shares.

Dividend distributions and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This combined information statement/prospectus provides general tax information only. If you are investing through atax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 24% of any taxable distributions or redemptions from your account if you do not:

•Provide your correct taxpayer identification number.

•Certify that the taxpayer identification number is correct.

•Confirm that you are not subject to backup withholding.

Similarly, Vanguard (or your intermediary) must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Funds, are not widely available outside the United States. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the non-U.S. investors page on our website at vanguard.com for information on Vanguard's non-U.S. products.

Invalid addresses. If a dividend distribution or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated as of the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m., Eastern time, on each day that the NYSE is open for business (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of each Fund by the number of Fund shares outstanding. On U.S. holidays or other days when the NYSE is closed, the NAV is not calculated, and the Funds do not sell or redeem shares. The underlying Vanguard funds in which the Funds invest also do not calculate their NAV on days when the NYSE is closed, but the value of their assets may be affected to the extent that they hold securities that change in value on those days (such as foreign securities that trade on foreign markets that are open).

Each Fund's NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of any mutual fund shares, including institutional money market fund shares, held by a fund are based on the NAVs of the shares. The values of any ETF shares held by a fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

INFORMATION ABOUT THE REORGANIZATION

At a meeting on February 9, 2023, the Boards of Trustees for the Funds discussed and approved the Reorganization and the Agreement and Plan. Vanguard Valley Forge Funds (the "Valley Forge Funds Trust"), the legal entity of which the Managed Allocation Fund is a series, and Vanguard STAR Funds (the "STAR Funds Trust"), the legal entity of which the LifeStrategy Moderate Growth Fund is a series, have entered into the Agreement and Plan, on behalf of the Funds.

Agreement and Plan of Reorganization. The Agreement and Plan sets out the terms and conditions that will apply to the Reorganization.

Three Steps to Merge. The Reorganization will be accomplished in a three-step process:

•First, the Managed Allocation Fund will transfer substantially all of its assets and liabilities to the LifeStrategy Moderate Growth Fund in exchange for Investor Shares of the LifeStrategy Moderate Growth Fund.

•Second, and simultaneously with step one, the LifeStrategy Moderate Growth Fund will open an account for each Managed Allocation Fund shareholder; then the Managed Allocation Fund will distribute to its shareholders an amount of Investor Shares of the LifeStrategy Moderate Growth Fund equal in value to the Managed Allocation Fund Investor Shares owned by such holder at the time of the Reorganization.

•Third, the Managed Allocation Fund will be dissolved and wound up promptly and terminated as a series of the Valley Forge Funds Trust.

Until the closing date of the Reorganization, shareholders of the Managed Allocation Fund will be able to redeem their shares of the Fund or exchange them for shares of another Vanguard fund. Redemption requests received after the Reorganization will be treated as requests for redemption of Investor Shares of the LifeStrategy Moderate Growth Fund received by the shareholder in the Reorganization. It is also anticipated that approximately two business days before the Reorganization is scheduled to occur, the Managed Allocation Fund will be closed for any investment, which will assist in processing of the Reorganization. If you place a purchase order directly or through an investment program during this period before the Reorganization, then it will be rejected.

The obligations of the Funds under the Agreement and Plan are subject to various conditions. Among other things, the Agreement and Plan requires that all filings be made with, and all consents be received from federal, state, and local regulatory authorities as may be necessary to carry out the transactions contemplated by the Agreement and Plan. The Agreement and Plan may be terminated at any time by the actions of the trustees of either Fund and may be amended, modified, or supplemented as may be mutually agreed upon by authorized officers for the Funds. For a complete description of the terms and conditions that will apply to the Reorganization, please see the form of Agreement and Plan attached as Appendix A to this combined information statement/prospectus.

Effective as Soon as Practicable. The Reorganization will take place as soon as practicable after all necessary regulatory approvals and legal opinions are received. It is currently anticipated that the Reorganization will be completed on or about the close of business on May 19, 2023.

U.S. Federal Income Tax Consequences. The following summarizes the important U.S. federal income tax consequences of the Reorganization to the Funds and their shareholders. Shareholders should contact their tax advisors concerning the tax consequences of the Reorganization and evaluate their individual cost basis and any potential tax liability resulting from investment decisions related to the Reorganization, including redeeming their Managed Allocation Fund shares or exchanging them for shares of another Vanguard fund.

Tax-Free Reorganization. It is expected that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. This means that none of the parties involved—the Managed Allocation Fund, the LifeStrategy Moderate Growth Fund, or their respective shareholders—will recognize a gain or loss directly as a result of the Reorganization. Additional information about the federal income tax consequences of the Reorganization is indicated in the Agreement and Plan.

Although we expect the Reorganization itself to qualify as a tax-free transaction, the transactions conducted in anticipation of the Reorganization will likely result in tax consequences for the Managed Allocation Fund and its shareholders that cannot be precisely calculated prior to the Reorganization. Variables such as the relative size of each

Fund and market conditions at the time of the Reorganization, portfolio turnover from pre-Reorganization realignments of the Managed Allocation Fund's securities, shareholder redemption activity, and the amount of each Fund's realized/unrealized gains and losses may affect the distributions that may have to be made to shareholders.

Payment of Final Distribution(s). Prior to the Reorganization, the Managed Allocation Fund will distribute to its shareholders any remaining undistributed net income or net realized capital gains. The distribution(s) will be taxable to Managed Allocation Fund shareholders as ordinary income or capital gains, as applicable.

Pre-Reorganization Sales of Portfolio Assets and Liquidation of Vanguard Alternative Strategies Fund. The LifeStrategy Moderate Growth Fund will continue its operations pursuant to its investment objective and policies through the Reorganization, but the Managed Allocation Fund will restructure its portfolio in anticipation of the Reorganization and is expected to deviate from its investment objective and strategies. As a result of this restructuring, we expect approximately 47% of the Managed Allocation Fund's portfolio assets will be sold in advance of its Reorganization. These sales of portfolio assets will likely result in the Managed Allocation Fund realizing and distributing capital gains (which could be substantial). In addition, shareholder redemptions may cause the realization and distribution of additional capital gains. Any realized capital gains will be taxable to shareholders who hold the Managed Allocation Fund in a taxable account.

The actual tax impact of Managed Allocation Fund's sales of portfolio assets will depend on the difference between the price at which the portfolio assets are sold and the Fund's cost basis in those assets. To the extent these sales generate net realized capital gains, those gains will be distributed to Managed Allocation Fund shareholders as part of the final distribution or distributions prior to the Reorganization. If the Reorganization had occurred on January 31, 2023, the Managed Allocation Fund could have realized net capital gains of approximately $75 million, representing approximately 6% of the Fund's net assets or approximately $1.00 per share, which would need to be distributed to Managed Allocation Fund shareholders in advance of the merger. Since the Managed Allocation Fund will be selling the underlying funds at their net asset value, the Managed Allocation Fund is not expected to incur transaction costs in connection with selling the assets. The underlying funds are expected to experience de minimis transaction costs associated with the anticipated selling activity of the Managed Allocation Fund. The actual percentage of assets sold in advance of the Reorganization will be at the discretion of Vanguard and the extent of these sales and any resulting capital gain or loss or transaction costs could materially or even significantly differ from these January 31, 2023 estimates depending on a number of factors, including market movements prior to the Reorganization, Managed Allocation Fund shareholder redemption activity.

Since the portfolio transition period may take a significant amount of time, there may be times when the Managed Allocation Fund is holding large amounts of uninvested cash. This may impact the Managed Allocation Fund's performance.

Vanguard Alternative Strategies Fund, an underlying fund of the Managed Allocation Fund, is scheduled to liquidate on or about April 19, 2023, which will also be treated as a sale of portfolio assets by the Managed Allocation Fund. As a result, the Managed Allocation Fund may receive a distribution of ordinary income by Vanguard Alternative Strategies Fund related to Vanguard Alternative Strategies Fund's investments. The amount of the distribution is dependent on the investment in commodities. Investments in commodities tend to exhibit volatility. Such a distribution is generally subject to tax at higher rates. In addition, if Vanguard Alternative Strategies Fund experiences significant investor redemptions in advance of its liquidation, such redemptions would diminish Vanguard Alternative Strategies Fund shareholder base and cause the Managed Allocation Fund, as a shareholder of Vanguard Alternative Strategies Fund, to receive an increased proportion of any distribution.

Cost Basis of Fund Shares. Following the Reorganization, your aggregate cost basis and your holding period in your shares will remain the same. However, your nominal per-share cost basis will change as a result of differences in the share prices of the Managed Allocation Fund and the LifeStrategy Moderate Growth Fund. Vanguard will provide certain cost basis information in connection with the Reorganization on its "Report of Organizational Actions Affecting Basis of Securities," which will be available on vanguard.com a short time after the Reorganization.

Other Tax Consequences of the Reorganization. The table below shows each Fund's approximate net assets, capital loss carryforwards, net realized gains/losses, and net unrealized gains/losses as of the Fund's most recent fiscal year end. The Reorganization could trigger tax rules that would impose certain limits on the Combined Fund's ability to use the Managed Allocation Fund's net realized losses (if any) and net unrealized losses (if any) following the Reorganization.

Based on the data as of each Fund's most recent fiscal year end, the Combined Fund could have more net gains (on a proportionate basis) following the Reorganization (i.e., current net realized and unrealized gains less capital loss carryforwards) than the Managed Allocation Fund would have in the absence of the Reorganization, which could result in the Managed Allocation Fund shareholders receiving capital gains distributions sooner or in larger amounts following the Reorganization than they would in the absence of the Reorganization. The actual impact of the Reorganization on the Funds' losses and on future capital gain distributions will depend on each Fund's net assets, net realized gains/losses, and net unrealized gains/losses as of the time of the Reorganization, as well as the timing and amount of gains and losses recognized by the LifeStrategy Moderate Growth Fund following the Reorganization, and thus cannot be determined precisely at this time.

Tax Position as of Each Fund's Most Recent Fiscal Year End:

	Fiscal		Realized
	Year		Gains	% of	Net Unrealized
	End	Year-End Net	(Losses)	Net	Gains (Losses)	% of Net
Fund Name		Assets ($000)	($000)	Assets	($000)	Assets

Vanguard Managed	12/31/22	$1,175,367	$2,169	0.18%	$179,430	15.27%
Allocation Fund

Vanguard	10/31/22	$17,718,150	$116,247	0.66%	$4,335,651	24.5%
LifeStrategy
Moderate Growth
Fund

*A portion of the Managed Allocation Fund's assets is expected to be sold in advance of the Reorganization, resulting in the realization of a portion of any unrealized gain/losses in existence at that time. See "Information About the Reorganization – Pre-Reorganization Sales of Portfolio Assets and Liquidation of Vanguard Alternative Strategies Fund" above.

Shareholders of the Managed Allocation Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Payments of Post-Reorganization Distributions. Following the Reorganization, the LifeStrategy Moderate Growth Fund shareholders (including former shareholders of the Managed Allocation Fund) will participate fully in the annual distributions and additional distributions, if any, made for the LifeStrategy Moderate Growth Fund.

Expenses of the Reorganization. The Managed Allocation Fund will bear the expenses incurred in the Reorganization, which are expected to total $14,037. These expenses borne by the Managed Allocation Fund include the cost of the printing and mailing of this combined information statement/prospectus and the supplement announcing the merger, along with audit fees. The LifeStrategy Moderate Growth Fund will not incur any expenses in the Reorganization.

Why We Want to Reorganize Your Fund. As a result of decreasing investor interest in and shareholder outflows from the Managed Allocation Fund (i.e., -$33 million and -$632 million over the past one- and three-years, respectively), Vanguard proposed the reorganization of the Managed Allocation Fund with and into the LifeStrategy Moderate Growth Fund. Both Funds have similar investment objectives that they pursue by investing in other Vanguard mutual funds, although the Managed Allocation Fund invests in a different combination of underlying funds (including underlying funds in which the LifeStrategy Moderate Growth Fund does not invest) and may also invest in other investments, including stocks, bonds, cash, inflation-linked investments, and selected other investments. Because the Funds invest in other funds, rather than solely in individual securities, each Fund is considered a Fund of Funds. The Funds also have similar investment strategies and many of the same investment risks, although the Managed Allocation Fund has different investment strategies and risks related to the component of its investment objective to deliver an inflation-adjusted return. The Funds have similar asset class exposure with comparable asset allocations (albeit with some differences) and a similar risk profile. The Reorganization will also result in lower expense ratio for the Managed Allocation Fund shareholders.

After the completion of the Reorganization, Vanguard, which is currently the investment advisor of the Funds, will continue to serve as an advisor for the Combined Fund.

Upon the recommendation of Vanguard, your Board of Trustees has determined that it is in shareholders' best interests to reorganize the Managed Allocation Fund with and into the LifeStrategy Moderate Growth Fund. In making this determination, your Board of Trustees considered a number of factors, including the following:

•The expectation by Vanguard that the Managed Allocation Fund would continue to experience outflows;

•The comparability of the investment objectives, restrictions, and policies of the Managed Allocation Fund and the LifeStrategy Moderate Growth Fund;

•The lower expense ratio and shareholder fees that shareholders of the Managed Allocation Fund would experience if they became shareholders of the LifeStrategy Moderate Growth Fund;

•The performance of the Managed Allocation Fund as compared with that of the LifeStrategy Moderate Growth Fund, noting that although the average annual returns of the Investor Shares of the LifeStrategy Moderate Growth Fund have been lower than those of the Investor Shares of the Managed Allocation Fund for the one-year and five-year period ending December 31, 2022, the average annual returns over ten years of the Investor Shares of LifeStrategy Moderate Growth Fund have been slightly higher than those of the Investor Shares of the Managed Allocation Fund;

•The composition of the investment portfolios of the Funds;

•Other expected benefits to Fund shareholders, such as future prospects for asset growth and potential modest economies of scale;

•The tax consequences of the Reorganization as well as the tax consequences of the other alternatives considered by Vanguard and the Board (including liquidation of the Managed Allocation Fund);

•The costs of the Reorganization and who will bear those costs; and

•Alternatives to the Reorganization (including liquidation of the Managed Allocation Fund).

Your Board of Trustees also considered that shareholders of the Managed Allocation Fund may redeem their shares at any time prior to the Reorganization or exchange them for shares of another Vanguard fund. After the Reorganization, you will be a shareholder of the LifeStrategy Moderate Growth Fund, and the Managed Allocation Fund, which will have no remaining assets, will be dissolved.

FINANCIAL HIGHLIGHTS

Financial highlights information is intended to help you understand the LifeStrategy Moderate Growth Fund's performance for the past five years (or, if shorter, its period of operations). Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned or lost each period on an investment in a fund or share class (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with fund financial statements, is included in the Fund's most recent annual report to shareholders. You may obtain a free copy of the Fund's latest annual or semiannual report, which is available upon request.

Vanguard LifeStrategy Moderate Growth Fund

For a Share Outstanding				Year Ended October 31,
Throughout Each Period	2022	2021	2020	2019	2018
Net Asset Value, Beginning of
Period	$34.35	$29.27	$28.29	$26.26	$26.90
Investment Operations
Net Investment Income1	.660	.528	.633	.673	.616
Capital Gain Distributions
Received1	.041	.082	—	—	.002
Net Realized and Unrealized
Gain (Loss) on Investments	(6.612)	5.561	1.012	2.403	(.622)
Total from Investment
Operations	(5.911)	6.171	1.645	3.076	(.004)
Distributions
Dividends from Net Investment
Income	(.655)	(.537)	(.647)	(.684)	(.593)
Distributions from Realized
Capital Gains	(.654)	(.554)	(.018)	(.362)	(.043)
Total Distributions	(1.309)	(1.091)	(.665)	(1.046)	(.636)
Net Asset Value, End of Period	$27.13	$34.35	$29.27	$28.29	$26.26
Total Return2	-17.80%	21.38%	5.89%	12.20%	-0.08%
Ratios/Supplemental Data
Net Assets, End of Period
(Millions)	$17,718	$22,295	$17,658	$17,282	$15,395
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and
Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Ratio of Net Investment Income
to Average Net Assets	2.17%	1.60%	2.23%	2.50%	2.26%
Portfolio Turnover Rate	15%	5%	21%	9%	12%

1 Calculated based on average shares outstanding.

2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

INVESTING WITH VANGUARD

This section of the combined information statement/prospectus explains the basics of doing business with Vanguard as a shareholder of the LifeStrategy Moderate Growth Fund. Vanguard fund shares can be held directly with Vanguard or indirectly through an intermediary, such as a bank, a broker, or an investment advisor. If you hold Vanguard fund shares directly with Vanguard, you should carefully read each topic within this section that pertains to your relationship with Vanguard. If you hold Vanguard fund shares indirectly through an intermediary (including shares held in a brokerage account through Vanguard Brokerage Services®), please see Investing With Vanguard Through Other Firms, and also refer to your account agreement with the intermediary for information about transacting in that account. If you hold Vanguard fund shares through an employer-sponsored retirement or savings plan, please see Employer-Sponsored Plans. Vanguard reserves the right to change the following policies without notice. Please call or check online for current information. See Contacting Vanguard.

For Vanguard fund shares held directly with Vanguard, each fund you hold in an account is a separate "fund account." For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts— and this is true even if you hold the same fund in multiple accounts. Note that each reference to "you" in this combined information statement/prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $3,000. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website or our mobile application if your account is eligible and you are registered for online access.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account or to request an exchange. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement) or with a deposit slip (available online).

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer service on an account, you must designate the bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic

Investment Plan), if eligible, or upon request. Your purchase request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may make initial or additional purchases to your fund account by sending a check with a deposit slip or by utilizing our mobile application if your account is eligible and you are registered for online access. Also see How to Initiate a Purchase Request. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—914).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail with an exchange form. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price.

For purchases by check into all funds other than money market funds and for purchases by exchange, wire, or electronic bank transfer into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars, be drawn on a U.S. bank, and be accompanied by good order instructions. Vanguard does not accept cash, traveler's checks, starter checks, or money orders. In addition, Vanguard may refuse checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable. Certain types of accounts may require additional documentation.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because the investor has a history of frequent trading or because the purchase may negatively affect a fund's operation or performance.

Large purchases. Call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website or our mobile application if your account is eligible and you are registered for online access.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a form (available online) to Vanguard to redeem from a fund account or to make an exchange.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer service on an account, you must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form. After the service is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan), if eligible, or upon request. Your redemption request can be initiated online (if you are registered for online access), by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption service, you generally must designate a bank account online, complete a form, or fill out the appropriate section of your account registration form.

Please note that Vanguard charges a $10 wire fee for outgoing wire redemptions. The fee is assessed in addition to, rather than being withheld from, redemption proceeds and is paid directly to the fund in which you invest. For example, if you redeem $100 via a wire, you will receive the full $100, and the $10 fee will be assessed to your fund account through an additional redemption of fund shares. If you redeem your entire fund account, your redemption proceeds will be reduced by the amount of the fee. The wire fee does not apply to accounts held by Flagship and Flagship Select clients; accounts held through intermediaries, including Vanguard Brokerage Services; or accounts held by institutional clients.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are registered for online access), by telephone, or by mail. See Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, and generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day). In the rare event the NYSE experiences unanticipated disruptions and is unavailable at the close of the trading day, NAVs will be calculated as of the close of regular trading on the Nasdaq (or another alternate exchange if the Nasdaq is unavailable, as determined at Vanguard's discretion), generally 4 p.m., Eastern time. The time selected for NAV calculation in this rare event shall also serve as the conclusion of the trading day. See Share Price.

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

•Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Cash Reserves Federal Money Market Fund; 12:30 p.m., Eastern time, for Vanguard Federal Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

•Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

If your redemption request is received in good order, we typically expect that redemption proceeds will be paid by the Fund within one business day of the trade date; however, in certain circumstances, investors may experience a longer settlement period at the time of the transaction. For further information, see "Potentially disruptive redemptions" and "Emergency circumstances."

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to seven calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund in an account with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction (starting on the business day after your address is changed) on your ability to request check redemptions online and by telephone. You can request a redemption in writing (using a form available online) at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require additional documentation, such as a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are registered for online access), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know— Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Call Vanguard before attempting to exchange a large dollar amount. By calling us before you attempt to exchange a large dollar amount, you may avoid delayed or rejected transactions.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds, but including Vanguard Short-Term Inflation-Protected Securities Index Fund) limits an investor's purchases or exchanges into a fund account for 30 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by telephone.

These frequent-trading limitations do not apply to the following:

•Purchases of shares with reinvested dividend or capital gains distributions.

•Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, Vanguard Small Business Online®, and certain transactions through intermediaries relating to systematic trades and required minimum distributions.

•Discretionary transactions through Vanguard Personal Advisor Services®, Vanguard Institutional Advisory Services®, Vanguard Digital Advisor™, and discretionary (advisor-directed) transactions through certain intermediaries.

•Redemptions of shares to pay fund or account fees.

•Redemptions of shares to remove excess shareholder contributions to certain types of retirement accounts (including, but not limited to, IRAs and Vanguard Individual 401(k) Plans).

•Transfers and reregistrations of shares within the same fund.

•Purchases of shares by asset transfer or direct rollover.

•Conversions of shares from one share class to another in the same fund.

•Checkwriting redemptions.

•Section 529 college savings plans.

•Certain approved institutional portfolios and asset allocation programs, as well as trades made by funds or trusts managed by Vanguard or its affiliates that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

•Purchases of shares with participant payroll or employer contributions or loan repayments.

•Purchases of shares with reinvested dividend or capital gains distributions.

•Distributions, loans, and in-service withdrawals from a plan.

•Redemptions of shares as part of a plan termination or at the direction of the plan.

•Transactions executed through the Vanguard Managed Account Program.

•Redemptions of shares to pay fund or account fees.

•Share or asset transfers or rollovers.

•Reregistrations of shares.

•Conversions of shares from one share class to another in the same fund.

*The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

•Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 30-day policy previously described, prohibiting a client's purchases of fund shares, and/or revoking the client's exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary's clients. Intermediaries also may monitor their clients' trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent- trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent- trading limitations. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

When two or more shareholders have the same last name and address, just one summary prospectus (or prospectus) and/or shareholder report may be sent in an attempt to eliminate the unnecessary expense of duplicate mailings. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online. See Contacting Vanguard.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions through our website. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, certain tax forms, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preferences under "Account Maintenance." You can revoke your electronic consent at any time through our website, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we will automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard's automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

•Authorization to act on the account (as the account owner or by legal documentation or other means).

•Account registration and address.

•Fund name and account number, if applicable.

•Other information relating to the caller, the account owner, or the account

Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions:

•Are provided by the person(s) authorized in accordance with Vanguard's policies and procedures to access the account and request transactions.

•Include the fund name and account number.

•Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must generally be provided on a Vanguard form and include:

•Signature(s) and date from the authorized person(s).

•Signature guarantees or notarized signatures, if required for the type of transaction. (Call Vanguard for specific requirements.)

•Any supporting documentation that may be required.

Good order requirements may vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

You should take precautions to protect yourself from fraud. Keep your account-related information private, and review any account confirmations, statements, or other information that we provide to you as soon as you receive them. Let us know immediately if you discover unauthorized activity or see something on your account that you do not understand or that looks unusual.

Vanguard will not be responsible for losses that result from transactions by a person who we reasonably believe is authorized to act on your account.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks. Vanguard may be required to transfer assets related to uncashed checks to a state under the state's abandoned property law.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state's abandoned property law, subject to potential federal or state withholding taxes.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request on a Vanguard form by regular or express mail.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, a broker, or an investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. Your financial intermediary can provide you with account information and any required tax forms. You may be required to pay a commission on purchases of mutual fund shares made through a financial intermediary.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

Vanguard may charge a $20 account service fee on fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee may be applied to both retirement and nonretirement fund accounts and may be assessed on fund accounts in all Vanguard funds, regardless of the account minimum. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from fund accounts subject to the fee once per calendar year.

If you elect to receive your statements and other materials electronically (i.e., by e-delivery), the account service fee will not be charged, so long as your election remains in effect. You can make your e-delivery election on vanguard.com.

Certain account types have alternative fee structures, including SIMPLE IRAs, Vanguard Retirement Investment Program pooled plans, and Vanguard Individual 401(k) Plans.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the account minimum for any reason, including market fluctuation. This liquidation policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Any such liquidation will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this combined information statement/prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time and (2) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fee charged to a shareholder or a group of shareholders. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard believes they are in the best interest of a fund.

Account Restrictions

Vanguard reserves the right to: (1) redeem all or a portion of a fund/account to meet a legal obligation, including tax withholding, tax lien, garnishment order, or other obligation imposed on your account by a court or government agency; (2) redeem shares, close an account, or suspend account privileges, features, or options in the case of threatening conduct or activity; (3) redeem shares, close an account, or suspend account privileges, features, or options if Vanguard believes or suspects that not doing so could result in a suspicious, fraudulent, or illegal transaction; (4) place restrictions on the ability to redeem any or all shares in an account if it is required to do so by a court or government agency; (5) place restrictions on the ability to redeem any or all shares in an account if Vanguard believes that doing so will prevent fraud, financial exploitation or abuse or will protect vulnerable investors; (6) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners; and (7) freeze any account and/or suspend account services upon initial notification to Vanguard of the death of an account owner.

Shareholder Rights

The LifeStrategy Moderate Growth Fund's Agreement and Declaration of Trust, as amended, requires a shareholder bringing a derivative action on behalf of Vanguard STAR Funds (the Trust) that is subject to a pre-suit demand to collectively hold at least 10% of the outstanding shares of the Trust or at least 10% of the outstanding shares of the series or class to which the demand relates and to undertake to reimburse the Trust for the expense of any counsel or advisors used when considering the merits of the demand in the event that the board of trustees determines not to bring such action. In each case, these requirements do not apply to claims arising under the federal securities laws to the extent that any such federal securities laws, rules, or regulations do not permit such application.

Fund and Account Updates

Confirmation Statements

We will send (or provide through our website, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide through our website, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar quarter (or month). Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, Vanguard (or your intermediary) is required to provide annual tax forms to assist you in preparing your income tax returns. These forms are generally available for each calendar year early in the following year. Registered users of vanguard.com can also view certain forms through our website. Vanguard (or your intermediary) may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide through our website, whichever you prefer) reports about Vanguard LifeStrategy Moderate Growth Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

•Performance assessments and comparisons with industry benchmarks.

•Financial statements with listings of Fund holdings.

Portfolio Holdings

Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Employer-Sponsored Plans

Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

•If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard Participant Services toll-free at 800-523-1188 or visit our website at vanguard.com.

•If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

•Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Transactions

Processing times for your transaction requests may differ among recordkeepers or among transaction and funding types. Your plan's recordkeeper (which may also be Vanguard) will determine the necessary processing time frames for your transaction requests prior to submission to the Fund. Consult your recordkeeper or plan administrator for more information.

If Vanguard is serving as your plan recordkeeper and if your transaction involves one or more investments with an early cut-off time for processing or another trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Contacting Vanguard

Web

Vanguard.com	For the most complete source of Vanguard news
For fund, account, and service information
For most account transactions
For literature requests
24 hours a day, 7 days a week
Phone
Vanguard Tele-Account®	For automated fund and account information
800-662-6273	Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447	For fund and service information
(Text telephone for people with	For literature requests
hearing impairment at 800-749-7273)
Client Services 800-662-2739	For account information
(Text telephone for people with	For most account transactions
hearing impairment at 800-749-7273)
Participant Services 800-523-1188	For information and services for participants in
(Text telephone for people with	employer-sponsored plans
hearing impairment at 800-749-7273)
Institutional Division	For information and services for large institutional
888-809-8102	Investors

Financial Advisor and Intermediary	For information and services for financial intermediaries
Sales Support 800-997-2798	including financial advisors, broker-dealers, trust
institutions, and insurance companies
Financial Advisory and Intermediary	For account information and trading support for
Trading Support 800-669-0498	financial intermediaries including financial advisors,
broker-dealers, trust institutions, and insurance
companies

Additional Information

The LifeStrategy Moderate Growth Fund's Bylaws require, unless the Trust otherwise consents in writing, that the U.S. Federal District Courts be the sole and exclusive forum for the resolution of complaints under the Securities Act of 1933. This provision may limit a shareholder's ability to bring a claim in a different forum and may result in increased shareholder costs in pursuing such a claim.

	Inception	Newspaper	Vanguard	CUSIP
Vanguard Fund	Date	Abbreviation	Fund Number	Number
Vanguard LifeStrategy Moderate	9/30/1994	LifeMod	914	921909404
Growth Fund

CGS identifiers have been provided by CUSIP Global Services, managed on behalf of the American Bankers Association by Standard & Poor's Financial Services, LLC, and are not for use or dissemination in a manner that would serve as a substitute for any CUSIP service. The CUSIP Database, ©2023 American Bankers Association. "CUSIP" is a registered trademark of the American Bankers Association.

CFA® is a registered trademark owned by CFA Institute.

"Bloomberg®" and the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Aggregate Float Adjusted Index (the Indices or Bloomberg Indices) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the Indices (collectively, "Bloomberg"), and have been licensed for use for certain purposes by Vanguard.

Vanguard LifeStrategy Moderate Growth Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to Vanguard LifeStrategy Moderate Growth Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard LifeStrategy Moderate Growth Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Aggregate Float Adjusted Index, which is determined, composed and calculated by BISL without regard to Vanguard or Vanguard LifeStrategy Moderate Growth Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of Vanguard LifeStrategy Moderate Growth Fund into consideration in determining, composing or calculating the Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Aggregate Float Adjusted Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard LifeStrategy Moderate Growth to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Vanguard LifeStrategy Moderate Growth Fund customers, in connection with the administration, marketing or trading of Vanguard LifeStrategy Moderate Growth Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD LIFESTRATEGY MODERATE GROTH FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH VANGUARD LIFESTRATEGY MODERATE GROWTH FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization. The Valley Forge Funds Trust and STAR Funds Trust (the "Trusts") are each organized as a Delaware statutory trust. The Funds are series of the Trusts, which are each an open-end management investment company registered under the 1940 Act.

Trustees. The business and affairs of each Fund are managed under the direction of a Board of Trustees. The respective Boards of Trustees of the Funds have the same members.

Voting Rights. Unless otherwise required by applicable law, shareholders of the Funds receive one vote for each dollar of net asset value owned on the record date and a fractional vote for each fractional dollar of net asset value owned on the record date. Separate votes are required by each series or class of shares on matters affecting an individual series or class. Shares have noncumulative voting rights and no preemptive or subscription rights. The Funds are not required to hold shareholder meetings annually, although shareholder meetings may be called from time to time for purposes such as electing or removing trustees, changing fundamental policies, or approving a significant transaction.

Independent Auditor. PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Funds.

Service Arrangements. Each Fund is part of the Vanguard group of investment companies, which consists of over 200 funds. Each Fund is a series of a Delaware statutory trust. The Funds obtain virtually all of their corporate management, administrative, and distribution services through Vanguard, a jointly owned subsidiary of the Vanguard funds. Vanguard may contract with certain third-party service providers to assist Vanguard in providing certain administrative and/or accounting services with respect to the funds, subject to Vanguard's oversight. Vanguard also provides investment advisory services to the Funds. All of these services are provided at Vanguard's total cost of operations pursuant to the Funds' Service Agreement.

The Funds' Service Agreement provides that the Funds will not contribute to Vanguard's capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. In addition, the Funds' Service Agreement further provides that the Funds' direct expenses, such as legal, auditing, and custodial fees, may be offset, in whole or in part, by (1) the Funds' contributions to the cost of operating the underlying funds in which the Funds invest and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operations. Accordingly, all expenses for services provided by Vanguard to the Funds and all other expenses incurred by the Funds are expected to be borne by the underlying funds. The Funds' shareholders bear the fees and expenses associated with the Funds' investments in the underlying funds.

Capitalization. The following table shows, on an unaudited basis with respect to the Reorganization, the capitalization of the Funds as of January 31, 2023, and the capitalization of the Managed Allocation Fund on a pro forma basis as of that date, after giving effect to the proposed acquisition of assets at net asset value. The following are examples of the number of Investor Shares of the Managed Allocation Fund that would be exchanged for the Investor Shares of the LifeStrategy Moderate Growth Fund if the Reorganization had been consummated on January 31, 2023. The examples do not reflect the number of such shares or the value of such shares that would actually be received when the Reorganization occurs.

		Capitalization Table
		(unaudited)

		Vanguard		Pro Forma Combined
		LifeStrategy
				Vanguard LifeStrategy
	Vanguard Managed	Moderate
				Moderate Growth Fund
	Allocation Fund	Growth Fund	Pro Forma
				Investor Shares
	Investor Shares	Investor Shares	Adjustments1

Total Net	$1,216,099,354	$18,864,500,720	$(14,037)	$20,080,586,037
Assets

Total Number
of Shares	72,450,065	650,579,567	(30,510,961)	692,518,671
Outstanding
NAV Per	$16.79	$29.00	N/A	$29.00
Share

1Pro forma adjustments represent Reorganization expenses incurred by the Managed Allocation Fund and the net change in shares outstanding pursuant to the Reorganization.

GENERAL INFORMATION

This section provides information on a number of topics relating to the combined information statement/prospectus.

Annual/Semiannual Reports. The most recent annual and semiannual reports to shareholders for the Funds are available at no cost. To request a report, please call Vanguard toll-free at 800-662-7447, or write to us at P.O. Box 2600, Valley Forge, PA 19482-2600. The reports are also available at our website, vanguard.com. Participants in a company-sponsored 401(k) or other retirement plan administered by Vanguard may call us toll-free at 800-523-1188.

Principal Shareholders.

As of February XX, 2023, the Managed Allocation Fund had approximately $XX in net assets and XX outstanding shares. As of the same date, the officers and trustees of Vanguard Valley Forge Funds, as a group, owned less than 1% of the outstanding shares of the Managed Allocation Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the Managed Allocation Fund:

Record Owner	Percentage of Outstanding Shares Owned

As of February XX, 2023, the LifeStrategy Moderate Growth Fund had approximately $XX in net assets and XX outstanding shares. As of the same date, the officers and trustees of Vanguard STAR Funds, as a group, owned less than 1% of the outstanding shares of the LifeStrategy Moderate Growth Fund. As of the same date, each of the following persons was known to be the record or beneficial owner of more than 5% of the outstanding Investor Shares of the LifeStrategy Moderate Growth Fund:

Record Owner	Percentage of Outstanding Shares Owned

The percentage of the Investor Shares of the Managed Allocation Fund that would be owned by the above-named shareholders upon completion of the Reorganization is expected to be less, as would the aggregate percentages of the LifeStrategy Moderate Growth Fund.

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the preceding tables is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. The Funds believe that most of the shares referred to in the previous tables were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Obtaining Information From the SEC. The Funds are subject to the informational requirements of the Securities Act of 1933 Act, Securities Exchange Act of 1934, and 1940 Act and must file certain reports and other information with

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____, 2023, by and between Vanguard STAR Funds (the "Acquiring Trust"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard LifeStrategy Moderate Growth Fund (the "Acquiring Fund") and Vanguard Valley Forge Funds (the "Acquired Fund Trust," and together with the Acquiring Trust, the "Trusts"), a Delaware statutory trust with its principal place of business at 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, on behalf of Vanguard Managed Allocation Fund (the "Acquired Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act") and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Trust is an open-end management investment company registered under the 1940 Act;

WHEREAS, each of the Acquired Fund and Acquiring Fund qualifies as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of substantially all of the assets of the Acquired Fund for the Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction;

WHEREAS, the Board of Trustees of the Acquired Fund Trust has (i) determined that the exchange of substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction, and (ii) determined that the Reorganization is advisable;

WHEREAS, the purpose of the Reorganization is to combine the assets of the Acquiring Fund with those of the Acquired Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR

THE ACQUIRING FUND SHARES, THE ASSUMPTION OF THE ACQUIRED FUND'S LIABILITIES, AND

THE LIQUIDATION OF THE ACQUIRED FUND

1.1.Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares (rounded to the third decimal place), determined in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the

"Closing").

1.2.The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation, all cash, securities, commodities and futures interests, other financial instruments, accrued amortization and accretion, receivables (including interest and dividend receivables), claims and rights of action, and rights to register shares under applicable securities laws, which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1

(the "Closing Date"), other than cash in an amount necessary to pay dividends and distributions as provided in paragraph

5.3.

1.3.The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges, and reserves (expected to include expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, legal and audit fees, and expenses of state securities registration of the Acquired

Fund's shares) of the Acquired Fund.

1.4.Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund's Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's

Declaration of Trust and applicable law. Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then-credited to the accounts of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund's Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund's Shareholders shall be equal to the aggregate net asset value of all the Acquired Fund Shares owned by such shareholders as of immediately after the close of business on the Closing Date (and after the declaration and payment of any dividends). The outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.3. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The Acquired Fund will then dissolve, wind up, and terminate in accordance with the Acquired Fund Trust's Declaration of Trust and applicable law.

1.5.Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and Statement of Additional Information.

1.6.Any reporting responsibility of the Acquired Fund including (but not limited to) the responsibility for any periods ending on or before the Closing Date for filing of regulatory reports, tax returns, or other documents with the

Securities and Exchange Commission (the "Commission"), any state securities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7.The Acquiring Trust on behalf of the Acquiring Fund shall take all actions expressed herein as being the obligations of the Acquiring Fund. The Acquired Fund Trust on behalf of the Acquired Fund shall take all actions expressed herein as being the obligations of the Acquired Fund.

2.VALUATION

2.1.The value of the Acquired Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (and after the declaration and payment of any dividends) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.2.The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of immediately after the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Trust's Declaration of Trust and then-current prospectus or Statement of Additional Information.

2.3.The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4.All computations of value shall be made by The Vanguard Group, Inc. ("VGI").

3.CLOSING AND CLOSING DATE

3.1.Subject to the terms and conditions set forth herein, the Closing Date shall be May 19, 2023, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4 p.m. Eastern time. The Closing shall be held at the offices of the Acquiring Trust, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, or at such other place and time as the parties shall mutually agree.

3.2.In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the officers of the Trust, accurate appraisal of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3.The Acquired Fund shall direct the Custodian for the Acquired Fund (the "Acquired Fund Custodian") to deliver, at the Closing, a certificate of an authorized officer stating that (a) the assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) all necessary taxes in connection with the delivery of the assets, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund Trust on behalf of the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund shall direct the Acquired Fund Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act), as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.4.The Acquired Fund shall deliver to the Acquiring Fund at the Closing a list of the names and addresses of each shareholder of the Acquired Fund and the number of outstanding shares of the Acquired Fund owned by each shareholder, all as of the Closing Date, certified by the Acquired Fund Trust's Secretary or Assistant Secretary. The Acquiring Fund shall cause VGI to deliver at the Closing a certificate as to the opening of accounts in the Acquired

Fund's shareholders' names on the Acquiring Fund's share transfer books. The Acquiring Fund shall issue and deliver a confirmation to the Acquired Fund evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date or provide evidence satisfactory to the Acquired Fund that such shares have been credited to the Acquired

Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

3.5.If the Acquired Fund is unable to make delivery pursuant to paragraph 3.3 hereof to the Custodian of the

Acquiring Fund (the "Acquiring Fund Custodian") of any of the assets of the Acquired Fund for the reason that any of such assets have not yet been delivered to it by the Acquired Fund's broker, dealer or other counterparty, then, in lieu of such delivery, then the Acquired Fund shall deliver, with respect to said assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers' confirmation slips.

3.6.The Acquired Fund and the Acquiring Fund shall each deliver to the other at the Closing a certificate executed in its name by an authorized officer and in form and substance satisfactory to the recipient and dated the Closing Date to the effect that the representations and warranties it made in this Agreement are true and correct as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement.

4.REPRESENTATIONS AND WARRANTIES

4.1.The Acquired Fund represents and warrants to the Acquiring Fund that for each taxable year of operation since inception (including the taxable year including the Closing Date) the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such and has computed its federal income tax in a manner consistent with that election. The Acquired Fund represents and warrants to the Acquiring Fund that on or before the Closing Date, the Acquired Fund will have distributed to its shareholders an amount intended to equal all of its current and accumulated investment company taxable income and net realized capital gains, including any such income or gain accruing through the Closing Date.

4.2.The Acquired Fund represents and warrants to the Acquiring Fund that the current prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund and each prospectus, Statement of Additional Information, and shareholder report of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act of 1933

(the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3.The Acquired Fund represents and warrants to the Acquiring Fund that the financial statements of the

Acquired Fund as of [] have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which are available to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.4. The Acquired Fund represents and warrants to the Acquiring Fund that since [ ], there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.4, a decline in net asset value per share of the Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of the Acquired Fund's shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

4.5. Since [ ], there has not been (i) any pending or to the knowledge of the Acquired Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquired Fund; (ii) any option to purchase or other right to acquire shares of the Acquired Fund issued or granted by or on behalf of the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquired Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquired Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquired Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquired Fund; (v) any amendment of the Acquired Fund's organizational documents in a manner materially affecting the Acquired Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

4.6.The Acquired Fund represents and warrants to the Acquiring Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.7.The Acquired Fund represents and warrants to the Acquiring Fund that the Acquired Fund is a series of a statutory trust that has been duly formed and is in good standing under the laws of the State of Delaware. The Acquired Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund. The Acquired Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

4.8.The Acquired Fund represents and warrants to the Acquiring Fund that: (i) the Agreement has been duly authorized, executed, and delivered by the Acquired Fund and constitutes a valid and legally binding obligation of the Acquired Fund; and (ii) the Agreement is enforceable against the Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.9.The Acquired Fund represents and warrants to the Acquiring Fund that the Registration Statement on Form N-14 of the Acquiring Fund and the Prospectus contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the "Registration Statement"), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquired Fund based on information provided in writing by the Acquired Fund for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Acquired Fund for use in the Registration Statement or any other materials provided by the Acquired Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.10.The Acquired Fund represents and warrants to the Acquiring Fund that it has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or included in the liabilities as provided in paragraph 1.3 hereof.

4.11.The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share of the Acquired Fund. All issued and outstanding shares of beneficial interest of the Acquired Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized, legally issued, fully paid and non-assessable, and are not subject to preemptive or dissenter's rights.

4.12.The Acquiring Fund represents and warrants to the Acquired Fund that for each taxable year of the Acquiring Fund's operation since inception (including the taxable year including the Closing Date), the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has computed its federal income taxes in a manner consistent with that election, and intends to so qualify and elect each taxable year following the Reorganization.

4.13.The Acquiring Fund represents and warrants to the Acquired Fund that the current prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund and each prospectus, Statement of Additional Information and shareholder report of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940

Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.14.The Acquiring Fund represents and warrants to the Acquired Fund that the financial statements of the Acquiring Fund as of [_______________], have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and such statements are in accordance with GAAP consistently applied, and such statements (copies of which are available to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

4.15. The Acquiring Fund represents and warrants to the Acquired Fund that since [], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For purposes of this paragraph 4.15, a decline in net asset value per share of the Acquiring Fund's shares due to declines in market values of securities held by the Acquiring Fund, the discharge of the Acquiring Fund's liabilities, or the redemption of the Acquiring Fund's shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change.

4.16. Since [ ], there has not been (i) any pending or to the knowledge of the Acquiring Fund threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Acquiring Fund's organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

4.17.The Acquiring Fund represents and warrants to the Acquired Fund that on the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

4.18.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund is a business trust that has been duly formed and is validly existing and in good standing under the laws of the State of Delaware. The Acquiring Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state, and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

4.19.The Acquiring Fund represents and warrants to the Acquired Fund that the Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and constitutes a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund; and the Agreement is enforceable against the Acquiring Fund in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and laws of general applicability relating to or affecting creditors' rights and to general equity principles.

4.20.The Acquiring Fund represents and warrants to the Acquired Fund that the Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund's Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and legally issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Fund's prospectus).

4.21.The Acquiring Fund represents and warrants to the Acquired Fund that the Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.21 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund. Any written information furnished by the Acquiring Fund for use in the Registration Statement or any other materials provided by the Acquiring Fund in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

5.COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable.

5.2.The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3.The Acquired Fund will distribute to the shareholders of the Acquired Fund on or before the Closing Date an amount intended to equal all of its current or accumulated investment company taxable income and realized net capital gain, including any such income or gain accruing through the Closing Date.

5.4.As soon as is reasonably practicable after the Closing, the Acquired Fund will make a distribution to its respective shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.5.Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.6.The Acquiring Fund will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund. The Registration Statement shall include a prospectus relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, then the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

6.CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

6.1.The Board of Trustees of the Acquired Fund Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquired Fund, and (b) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of its effecting the transaction.

6.2.The Board of Trustees of the Acquiring Trust shall have determined in good faith that (a) participating in the transaction is in the best interests of the Acquiring Fund, and (b) the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of its effecting the transaction.

6.3.On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquiring Fund or the Acquired Fund from completing the transactions contemplated herein.

6.4.The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transaction contemplated by this Agreement under Section 25(c) of the 1940 Act.

6.5.All consents of other parties and all other consents, orders and permits of Federal, state, and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

6.6.The Acquiring Fund's Registration Statement relating to the shares to be issued in connection with the transactions contemplated by this Agreement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

6.7The parties shall have received the opinion of counsel addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that, based upon certain facts, assumptions, and representations:

6.7.1.The acquisition by Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by Acquiring

Fund followed by the distribution of Acquiring Fund Shares to the Acquired Fund's Shareholders in exchange for their Acquired Fund shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under Section 368(a) of the Code.

6.7.2.Acquired Fund will not recognize gain or loss upon the transfer of substantially all of its assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption of all liabilities of Acquired Fund except that Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code.

6.7.3.Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares received by Acquired Fund in the Reorganization.

6.7.4.Acquiring Fund will recognize no gain or loss upon receiving the assets of Acquired Fund and assuming the liabilities of Acquired Fund in exchange solely for Acquiring Fund Shares.

6.7.5.The adjusted basis to Acquiring Fund of the assets of Acquired Fund received by Acquiring Fund in the reorganization will be the same as the adjusted basis of those assets in the hands of Acquired Fund immediately before the exchange, except for certain adjustments that may be required to be made as a result of the close of Acquired Fund's taxable year due to the reorganization or as a result of gain recognized on the transfer of certain assets of Acquired Fund.

6.7.6.Acquiring Fund's holding periods with respect to the assets of Acquired Fund that Acquiring Fund acquires in the transaction will include the respective periods for which those assets were held by Acquired Fund (except where investment activities of Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset and except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Acquired Fund's taxable year or on which gain was recognized upon the transfer to the Acquired Fund).

6.7.7.The Acquired Fund Shareholders will recognize no gain or loss upon receiving Acquiring Fund Shares solely in exchange for Acquired Fund Shares.

6.7.8.The basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder in the transaction will be the same as the basis of Acquired Fund Shares surrendered by the Acquired Fund's

Shareholder in exchange therefor.

6.7.9.An Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received by the Acquired Fund Shareholder in the transaction will include the holding period during which the Acquired Fund Shareholder held Acquired Fund Shares surrendered in exchange therefor, provided that the Acquired Fund Shareholder held such shares as a capital asset on the date of the Reorganization.

6.7.10.Pursuant to Section 381 of the Code and Section 1.381(a)-1 of the United States Treasury regulations, the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and

384of the Code and the United States Treasury regulations promulgated thereunder.

6.8.All representations and warranties of the Acquiring Fund and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.9.The Acquiring Fund and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund and the Acquired Fund on or before the Closing Date.

7.BROKERAGE FEES AND EXPENSES

7.1.The Acquiring Fund and the Acquired Fund each represent and warrant to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

7.2.The Acquired Fund shall bear the expenses of carrying out the terms of this Agreement.

8.TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, this Agreement may be terminated as follows at or prior to the Closing Date:

(a)the Acquired Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquired Fund Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquired Fund or the shareholders of the Acquired Fund.

(b)the Acquiring Fund may terminate this Agreement by resolution of the Board of Trustees of the Acquiring Trust if, in the good faith opinion of such Board, proceeding with the Agreement is not in the best interests of the Acquiring Fund or the shareholders of the Acquiring Fund.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund.

10.ENTIRE AGREEMENT; TERMINATION OF WARRANTIES

10.1.The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY; COUNTERPARTS

11.1.The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.2.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

11.3.This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.4.All persons dealing with the Acquiring Trust on behalf of the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims as none of its trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquiring Fund. No series of the Acquiring Trust shall be liable for any claims against any other series of the Trust. The Acquired Fund Trust on behalf of the Acquired Fund specifically acknowledges and agrees that any liability of the Acquired Fund Trust under this Agreement with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund and that no other series of the Acquiring Trust shall be liable with respect thereto.

11.5.All persons dealing with the Acquired Fund Trust on behalf of the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims as none of the trustees, officers, agents, or shareholders assume any personal liability for obligations entered into on behalf of the Acquired Fund. No series of the Acquired Fund Trust shall be liable for any claims against any other series of the Trust. The Acquiring Trust on behalf of the Acquiring Fund specifically acknowledges and agrees that any liability of the Acquiring Trust under this Agreement with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund and that no other series of the Acquired Fund Trust shall be liable with respect thereto.

11.6.This Agreement may be executed in one or more counterparts, all of which counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer and attested by its Secretary or Assistant Secretary.

ATTEST	VANGUARD	STAR FUNDS, ON BEHALF OF
	VANGUARD	LIFESTRATEGY MODERATE
GROWTH FUND
____________________________	___________________________________
Name: John E. Schadl	Name: Anne E. Robinson
Title: Assistant Secretary	Title: Secretary
ATTEST	VANGUARD VALLEY FORGE	FUNDS, ON
	BEHALF OF VANGUARD	MANAGED
ALLOCATION FUND
____________________________	___________________________________
Name: John E. Schadl	Name: Anne E. Robinson
Title: Assistant Secretary	Title: Secretary

APPENDIX B

[VANGUARD LIFESTRATEGY MODERATE GROWTH FUND SUMMARY PROSPECTUS TO COME]

B-1

PART B

STATEMENT OF ADDITIONAL INFORMATION

Vanguard Managed Allocation Fund

A Series of Vanguard Valley Forge Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

Vanguard LifeStrategy Moderate Growth Fund

A Series of Vanguard STAR Funds

P.O. Box 2600

Valley Forge, Pennsylvania 19482

800-662-7447

The date of this Statement of Additional Information ("SAI") is March 20, 2023. This SAI is not a prospectus, but should be read in conjunction with the combined information statement/prospectus dated March 20, 2023, for use in connection with the reorganization ("Reorganization") of Vanguard Managed Allocation Fund (the "Managed Allocation Fund") with and into Vanguard LifeStrategy Moderate Growth Fund (the "LifeStrategy Moderate Growth Fund," and together with the Managed Allocation Fund, the "Funds"). A copy of the combined information statement/prospectus may be obtained without charge by calling Vanguard at 800-662-7447 or by writing Vanguard at P.O. Box 2600, Valley Forge, PA 19482-2600.

After the Reorganization, the LifeStrategy Moderate Growth Fund will be the surviving fund for accounting purposes.

The SAI consists of this cover page and the following described documents, each of which are attached hereto and hereby incorporated by reference.

The Managed Allocation Fund prospectus dated April 29, 2022 (Accession Number 0001683863-22-003915), as supplemented on December 5, 2022 (Accession Number 0001683863-22-007474);

The Statement of Additional Information for the Managed Allocation Fund dated April 29, 2022 (Accession Number 0001683863-22-003915), as supplemented on September 30, 2022 (Accession Number 0001683863-22-006517);

The LifeStrategy Moderate Growth Fund prospectus dated February 25, 2022 (Accession Number 0001683863-22- 001066), as supplemented on December 5, 2022 (Accession Number 0001683863-22-007474);

The Statement of Additional Information for the LifeStrategy Moderate Growth Fund dated February 25, 2022 (Accession Number 0001683863-22-001066), as supplemented on March 8, 2022 (Accession Number 0001683863- 22-001494);

Audited financial statements for the Managed Allocation Fund for the fiscal year ended December 31, 2021 (Accession Number 0001104659-22-028449);

Unaudited financial statements for the Managed Allocation Fund for the fiscal period ended June 30, 2022 (Accession Number 0001104659-22-095448); and

Audited financial statements for the LifeStrategy Moderate Growth Fund for the fiscal year ended October 31, 2022 (Accession Number 0001104659-22-131341).

S-1

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Managed Allocation Fund and the LifeStrategy Moderate Growth Fund, and the fees and expenses of the LifeStrategy Moderate Growth Fund on a pro forma basis after giving effect to the Reorganization, is included in the section entitled "Summary – Comparison of Fees and Expenses" of the combined information statement/prospectus.

The Reorganization will not result in a material change to the Managed Allocation Fund's investment portfolio due to the investment restrictions of the LifeStrategy Moderate Growth Fund. As a result, a schedule of investment of the Managed Allocation Fund modified to show the effects of the Reorganization is not required and are not included. Notwithstanding the foregoing, changes may be made to the Managed Allocation Fund's portfolio in advance of its Reorganization as described in the combined information statement/prospectus.]

The LifeStrategy Moderate Growth Fund will be the surviving fund for accounting purposes. There are no material differences in accounting policies of the LifeStrategy Moderate Growth Fund as compared to those of the Managed Allocation Fund.

S-2

PART C

VANGUARD STAR FUNDS

OTHER INFORMATION

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 FORM N-14

ITEM 15. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted for directors, officers, or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 16. EXHIBITS

(1)Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed with Post- Effective Amendment No. 86 dated March 29, 2016, is hereby incorporated by reference.

(2)By-Laws, Amended and Restated By-Laws, filed with Post-Effective Amendment No. 97 dated February 26, 2021, is hereby incorporated by reference.

(3)Voting Trust Agreement, not applicable.

(4)Form of Agreement and Plan of Reorganization by and between Vanguard Valley Forge Funds, on behalf of the Managed Allocation Fund, and Vanguard STAR Funds, on behalf of the LifeStrategy Moderate Growth Fund, filed herewith as Appendix A.

(5)Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (1) above.

(6)The Vanguard Group, Inc., provides investment advisory services to the Managed Allocation Fund and the LifeStrategy Moderate Growth Fund pursuant to the Fifth Amended and Restated Funds' Service Agreement, refer to Exhibit (13) below.

(7)Underwriting Contracts, not applicable.

(8)Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information, is hereby incorporated by reference.

(9)Custodian Agreements, for JPMorgan Chase Bank, filed with Post-Effective Amendment No. 98, dated February 25, 2022, is hereby incorporated by reference.

(10)(a) Rule 12b-1 Plan, not applicable.

(b)Rule 18f-3 Plan, filed with Post-Effective Amendment No. 98, dated February 25, 2022, is hereby incorporated by reference

(11)Legality of Securities Opinion, is filed herewith.

(12)Form of Tax Opinion Supporting the Tax Matters and Consequences to Shareholders of the Acquired Fund and Acquiring Fund, is filed herewith.

(13)Other Material Contracts, Fifth Amended and Restated Funds' Service Agreement, filed with Post-Effective Amendment No. 95 dated February 27, 2020, is hereby incorporated by reference.

(14)Other Opinion or Consent, Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15)Omitted Financial Statements, not applicable.

(16)Power of Attorney, is filed herewith.

(17)Other Exhibits, not applicable.

(18)Filing Fee Exhibit, not applicable.

ITEM 17. UNDERTAKINGS

(1)The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)The undersigned Registrant undertakes to file, by post-effective amendment, the final opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Town of Valley Forge and the Commonwealth of Pennsylvania on the 17th day of February, 2023.

VANGUARD STAR FUNDS

BY:

/s/ Mortimer J. Buckley*

Mortimer J. Buckley

Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Mortimer J. Buckley*	Chairman and Chief Executive	February 17, 2023
Officer
Mortimer J. Buckley

/s/ Tara Bunch*	Trustee	February 17, 2023

Tara Bunch
/s/ Emerson U. Fullwood*	Trustee	February 17, 2023

Emerson U. Fullwood
/s/ F. Joseph Loughrey*	Trustee	February 17, 2023

F. Joseph Loughrey
/s/ Mark Loughridge*	Trustee	February 17, 2023

Mark Loughridge
/s/ Scott C. Malpass*	Trustee	February 17, 2023

Scott C. Malpass
/s/ Deanna Mulligan*	Trustee	February 17, 2023

Deanna Mulligan
/s/ André F. Perold*	Trustee	February 17, 2023

André F. Perold

/s/ Sarah Bloom Raskin*	Trustee	February 17, 2023

Sarah Bloom Raskin
/s/ David Thomas*	Trustee	February 17, 2023

David Thomas
/s/ Peter F. Volanakis*	Trustee	February 17, 2023

Peter F. Volanakis
/s/ Christine Buchanan*	Chief Financial Officer	February 17, 2023

Christine Buchanan
*By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed herewith.

EXHIBIT INDEX
Exhibit No.	Description
11	Legality of Securities Opinion
Form of Tax Opinion Supporting the Tax Matters and Consequences to
12	Shareholders of the Acquired Fund and Acquiring Fund
14	Consent of Independent Registered Public Accounting Firm
16	Power of Attorney